Exhibit 99.1

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SIDLEY AUSTIN LLP

Thomas R. Califano (24122825)

Rakhee V. Patel (00797213)

Jeri Leigh Miller (24102176)

2021 McKinney Avenue, Suite 2000

Dallas, Texas 75201

Telephone:	(214) 981-3300
Facsimile:	(214) 981-3400
Email:	tom.califano@sidley.com
rpatel@sidley.com
jeri.miller@sidley.com

SIDLEY AUSTIN LLP

Andres Barajas (admitted pro hac vice)

Weiru Fang (admitted pro hac vice)

787 Seventh Avenue

New York, New York 10019

Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	andres.barajas@sidley.com
weiru.fang@sidley.com

Attorneys for the Debtors and

Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re:		Chapter 11

EBIX, INC., et al.[1]		Case No. 23-80004 (SWE)

	Debtors.	(Jointly Administered)

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Ebix, Inc. (1975), Vertex, Incorporated (6295), P.B. Systems, Inc. (9074), Ebix Consulting, Inc. (6666), Ebix US, LLC (N/A), Facts Services, Inc. (1348), Doctors Exchange, Inc. (N/A), Ebix International LLC (N/A), Agency Solutions.com, LLC d/b/a Health Connect LLC (N/A), ConfirmNet Corporation (2737), A.D.A.M., Inc. (8070), and Ebix Latin America, LLC (N/A). The Debtors’ mailing address is 1 Ebix Way, Johns Creek, Georgia 30097.

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GLOBAL NOTES FOR THE

FEBRUARY 2024 MONTHLY OPERATING REPORTS

On December 17, 2023, (the “Petition Date”) Ebix, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 23-80004 (SWE).

1.

General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of the MOR.

2.

Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for Ebix, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors, and has been prepared on a condensed combined basis. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Nevertheless, in preparing this MOR, the Debtors made reasonable efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. The Debtors have not separately classified the assets held for sale following entry of the order approving the sale of the Debtors’ North American life and annuity assets. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Due to subsequent information obtained, the financial statements and certain of the cumulative amounts presented in this MOR reflect adjustments made to the financial statements contained in the previously filed December 2023 monthly operating reports. The financial statements

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presented herein reflect the book values of the Debtor entities of Ebix, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.

3.	Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period.

4.

Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.	Investments in Subsidiaries: The book basis for investments in subsidiaries are not representative of the fair value or net assets of Debtor and non-debtor subsidiaries.

6.

Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments.

7.

Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.

8.

Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.

9.

Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in- possession borrowing as set forth in the Final Order (I) Authorizing (A) Postpetition Financing, and (B) The Use of Cash Collateral; (II) Granting Liens and Providing Superpriority Administrative Expense Claims; (III) Granting Adequate Protection to Prepetition Lenders; (IV) Modifying the Automatic Stay; and (V) Granting Related Relief [Docket No. 255].

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10.

Interest on Prepetition Borrowing: The Debtors are unable to determine whether it is probable that interest on prepetition borrowing for the period following the Petition Date will be an allowed claim. As a result, interest on prepetition borrowing has not been accrued in the financial information herein.

11.	Bank Accounts: All the bank accounts were established prefiling in the name of Ebix, Inc. All of these bank accounts are utilized for all of the Debtors.

12.

Internal Transfers: Internal transfers between the Debtors are not included as receipts in the financial statements for each Debtor. Because the monthly operating reports have not been prepared on a consolidated basis, this has resulted in negative cash balances for some Debtors.

13.	Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the MOR are estimated based on the Debtors’ available information.

14.

Payments To or On Behalf of Nonbankruptcy Professionals. Although all payments made to or on behalf of nonbankruptcy professionals were approved by the Court pursuant to the Order (I) Authorizing the Debtors to Retain and Compensation Professionals in the Ordinary Course of Business and (II) Granting Related Relief [Docket No. 295], the objection period for certain of these ordinary course professionals has not yet passed as of the filing of this MOR.

15.

Attachments and Exhibits: Bank statements and other supporting documents and exhibits for all Debtors are attached to the MOR of Ebix, Inc. Any documents, exhibits, or statements attached to the MOR of Ebix, Inc. are incorporated by reference into the MOR for all Debtors.

16.

Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

* * * END OF GLOBAL NOTES * * *

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UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS

In Re. Ebix, Inc.	§	Case No.	23-80004
§
	§	Lead Case No.	23-80004
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended:	02/29/2024	Petition Date:	12/17/2023

Months Pending: 2	Industry Classification:	5	1	8	2

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):	392

Debtor’s Full-Time Employees (as of date of order for relief):	425

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒ Statement of cash receipts and disbursements
☒ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒ Statement of operations (profit or loss statement)
☒ Accounts receivable aging
☐ Postpetition liabilities aging
☐ Statement of capital assets
☐ Schedule of payments to professionals
☐ Schedule of payments to insiders
☒ All bank statements and bank reconciliations for the reporting period
☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

03/21/2024	1 Ebix Way
Date	Johns Creek, GA 30097
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$20,557,451

b. Total receipts (net of transfers between accounts)	$10,900,589	$43,249,127

c. Total disbursements (net of transfers between accounts)	$15,540,565	$27,791,369

d. Cash balance end of month (a+b-c)	$15,917,475

e. Disbursements made by third party for the benefit of the estate	$0	$0

f. Total disbursements for quarterly fee calculation (c+e)	$15,540,565	$27,791,369

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$23,794,292

b. Accounts receivable over 90 days outstanding (net of allowance)	$11,448,211

c. Inventory ( Book Market Other (attach explanation))	$106,640

d Total current assets	$135,022,420

e. Total assets	$537,316,598

f. Postpetition payables (excluding taxes)	$123,746,412

g. Postpetition payables past due (excluding taxes)	$0

h. Postpetition taxes payable	$319,658

i. Postpetition taxes past due	$0

j. Total postpetition debt (f+h)	$124,066,071

k. Prepetition secured debt	$583,983,008

l. Prepetition priority debt	$0

m. Prepetition unsecured debt	$316,574,938

n. Total liabilities (debt) (j+k+l+m)	$1,024,624,016

o. Ending equity/net worth (e-n)	$-487,307,418

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$10,226,548

b. Cost of goods sold (inclusive of depreciation, if applicable)	$5,336,041

c. Gross profit (a-b)	$4,890,507

d. Selling expenses	$1,102,123

e. General and administrative expenses	$2,131,026

f. Other expenses	$0

g. Depreciation and/or amortization (not included in 4b)	$742,143

h. Interest	$1,059,600

i. Taxes (local, state, and federal)	$0

j. Reorganization items	$3,954,372

k. Profit (loss)	$-4,107,699	$-11,192,232

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total			$1,264,234	$1,692,862	$1,264,234	$1,692,862
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Mayor Brown LLP	Other	$890,157	$1,125,366	$890,157	$1,125,366
	ii	FTI Consulting	Financial Professional	$374,077	$567,496	$374,077	$567,496
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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total			$4,800	$4,800	$4,800	$4,800
	Itemized Breakdown by Firm
		Firm Name	Role
	i	Baker Tilly	Financial Professional	$0	$0	$0	$0
	ii	Bass, Berry & Sims PLC	Local Counsel	$0	$0	$0	$0
	iii	Catalyst Global LLC	Local Counsel	$0	$0	$0	$0
	iv	Ernst & Young India	Financial Professional	$0	$0	$0	$0
	v	Ernst & Young US LLP	Financial Professional	$0	$0	$0	$0
	vi	Gokare Law Firm	Local Counsel	$3,150	$3,150	$3,150	$3,150
	vii	Hadef & Partners LLC	Local Counsel	$0	$0	$0	$0
	viii	Hilco Real Estate Appraisal, LLC	Other	$0	$0	$0	$0
	ix	Indus Law	Local Counsel	$0	$0	$0	$0
	x	KG Somani & Co LLP	Financial Professional	$0	$0	$0	$0
	xi	KPMG India Private Limited	Financial Professional	$0	$0	$0	$0
	xii	Marketsphere Consulting	Financial Professional	$1,650	$1,650	$1,650	$1,650
	xiii	Nelson Mullins Riley & Scarbo	Local Counsel	$0	$0	$0	$0
	xiv	PricewaterhouseCoopers LLP	Financial Professional	$0	$0	$0	$0

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

xv	Skadden, Arps, Slate, Meagher	Local Counsel	$0	$0	$0	$0
xvi	Strikeman Elliot LLP	Local Counsel	$0	$0	$0	$0
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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

xcix
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c.	All professional fees and expenses (debtor & committees)	$1,269,034	$1,697,662	$1,269,034	$1,697,662

Part 6: Postpetition Taxes	Current Month	Cumulative
a. Postpetition income taxes accrued (local, state, and federal)	$-1,314,978	$161,565

b. Postpetition income taxes paid (local, state, and federal)	$189,658	$189,658

c. Postpetition employer payroll taxes accrued	$-94,532	$133,055

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$-12,191	$25,038

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
	a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No
	b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No
	c. Were any payments made to or on behalf of insiders?	Yes	No
	d. Are you current on postpetition tax return filings?	Yes	No
	e. Are you current on postpetition estimated tax payments?	Yes	No
	f. Were all trust fund taxes remitted on a current basis?	Yes	No
	g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No
	h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No N/A
i. Do you have:	Worker’s compensation insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	Casualty/property insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	General liability insurance?	Yes	No
	If yes, are your premiums current?	Yes	No N/A (if no, see Instructions)
	j. Has a plan of reorganization been filed with the court?	Yes	No
	k. Has a disclosure statement been filed with the court?	Yes	No
	l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

Part 8: Individual Chapter 11 Debtors (Only)
a. Gross income (receipts) from salary and wages	$0

b. Gross income (receipts) from self-employment	$0

c. Gross income from all other sources	$0

d. Total income in the reporting period (a+b+c)	$0

e. Payroll deductions	$0

f. Self-employment related expenses	$0

g. Living expenses	$0

h. All other expenses	$0

i. Total expenses in the reporting period (e+f+g+h)	$0

j. Difference between total income and total expenses (d-i)	$0

k. List the total amount of all postpetition debts that are past due	$0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes No
m. If yes, have you made all Domestic Support Obligation payments?	Yes No N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Amit K. Garg	Amit K. Garg
Signature of Responsible Party	Printed Name of Responsible Party

Chief Financial Officer	03/21/2024
Title	Date

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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Debtor’s Name Ebix, Inc.	Case No. 23-80004

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MOR-1
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Statement of Cash Receipts and Disbursements - (Unaudited)	Reporting Period: February 1 - February 29, 2024

Ebix, Inc.
Receipts
Customer Receipts	$10,861,821
Other Receipts	38,768
Debt Proceeds	—

Total Receipts	$10,900,589
Disbursements
Payroll & Benefits	$(5,068,125)
3rd Party Trade Vendors	(2,579,857)
Ordinary Course Professionals	—
Taxes & Duties	(327,087)
Other Operating Disbursements	(44,048)

Total Disbursements	$(8,019,117)

Net Operating Cash Flow	$2,881,472

Other Non-Operating Cash Flows	$—
Restructuring Professional Fees	(6,511,634)
Debt Service - Fees	(1,009,814)

Total Non-operating Cash Flows	$(7,521,448)
Intercompany
Intercompany Transfers (receipts)	—
Intercompany Transfers (disbursements)	(1,480,581)

Intercompany Transfers (net)	$(1,480,581)

Net Cash Flow	$(6,120,557)

Beginning Bank Cash	$20,557,451
Net Cash Flow	(6,120,557)

Ending Bank Cash	$14,436,894

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MOR-2
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Balance Sheet as of February 29, 2024 - (Unaudited)	Reporting Period: February 1 - February 29, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Assets
Current Assets:
Cash and Cash equivalents	$15,216,947	$—	$—	$—	$—	$—
Fiduciary funds - restricted	—	—	—	—	—	—
Accounts receivable, less allowance	26,723,821	41,640	162,101	69,395	7,631,650	1,342,653
Intercompany receivable	79,066,561	—	—	—	—	—
Other current assets	14,015,091	—	—	1,566	270	61,546

Total current assets	$135,022,420	$41,640	$162,101	$70,961	$7,631,920	$1,404,199
Property and equipment, net	22,304,171	794	(40)	—	—	10,738
Right-of-Use Assets	308,381	578,351	—	—	—	127,458
Goodwill	192,040,854	—	4,706,870	20,404,124	13,540,891	60,111,616
Intangible assets, net	3,163,750	—	226,104	0	(0)	213,390
Indefinite-lived intangibles	14,240,000	—	—	—	—	—
Capitalized software development costs, net	771,258	—	—	—	—	—
Deferred tax assets, net - long-term	22,033,811	—	(8,308)	(992,339)	3,074,537	1,921,924
Other assets	147,431,952	—	(5,216,707)	—	—	—

Total assets	$537,316,598	$620,785	$(129,979)	$19,482,746	$24,247,347	$63,789,325

Liabilities & Equity
Current Liabilities
Accounts Payable and accrued expenses	$13,252,486	$—	$—	$3,120	$—	$10,609
Accrued payroll and related benefits	1,240,064	—	—	—	1,614	—
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability - restricted	—	—	—	—	—	—
Short term debt	85,000,000	—	—	—	—	—
Current portion of long term debt and capital lease obligations	—	—	—	—	—	—
Intercompany payable	828,390	1,825,620	(25,516)	(14,543)	784,251	118,757
Deferred revenue	23,744,377	—	109,972	1,687	263,752	1,291,295
Short term lease liability	—	—	—	—	—	—
Other current liabilities	754	—	—	—	—	—

Total Current Liabilities	$124,066,071	$1,825,620	$84,456	$(9,736)	$1,049,617	$1,420,661
Liabilities Subject to Compromise
Accounts Payable and accrued expenses	$7,445,835	$34,700	$—	$6,580	$10,842	$127,281
Accrued payroll and related benefits	180,350	—	—	—	—	—
Working capital facility	—	—	—	—	—	—
Fiduciary funds liability - restricted	—	—	—	—	—	—
Short term debt	586,103,764	—	—	—	—	—
Current portion of long term debt and capital lease obligations	106,005	—	—	—	—	—
Intercompany payable	303,282,320	49,576,672	(4,669,565)	(4,745,420)	9,464,805	(36,903,570)
Deferred revenue	—	—	—	—	—	—
Short term lease liability	361,156	—	—	—	—	—
Other current liabilities	(6,587)	—	—	—	(1,648)	(51,295)

Total Liabilities Subject to Compromise	$897,472,843	$49,611,372	$(4,669,565)	$(4,738,840)	$9,473,998	$(36,827,585)
Long term debt and capital lease obligation, less current portion	11,232	—	—	—	—	—
Other liabilities	2,329,890	—	—	—	—	—
Earnout contingencies	—	—	—	—	—	—
Put option liability	—	—	—	—	—	—
Long term lease liability	743,980	—	—	—	—	—

Total liabilities	$1,024,624,016	$51,436,992	$(4,585,108)	$(4,748,576)	$10,523,616	$(35,406,924)
Common stock, $.10 par value	3,790,860	—	—	—	—	—
Additional paid-in capital	3,996,359	—	—	20,000,000	21,532,000	88,420,090
Treasury stock	—	—	—	—	—	—
Retained earnings	(505,788,399)	(50,816,207)	4,455,129	4,231,322	(7,808,269)	10,776,160
Accumulated other comprehensive income	(529,688)	—	—	—	—	—

Total Ebix, Inc. stockholders’ equity	$(498,530,868)	$(50,816,207)	$4,455,129	$24,231,322	$13,723,731	$99,196,250
Noncontrolling interest	11,223,450	—	—	—	—	—

Total stockholders’ equity	$(487,307,418)	$(50,816,207)	$4,455,129	$24,231,322	$13,723,731	$99,196,250

Total Liabilities & Equity	$537,316,598	$620,785	$(129,979)	$19,482,746	$24,247,347	$63,789,325

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

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MOR-3
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Statement of Operations for the month of February 2024 - (Unaudited)	Reporting Period: February 1 - February 29, 2024

	Ebix, Inc.	P.B. Systems, Inc.	Facts Services, Inc.	Agency Solutions.com, LLC d/b/a/ Health Connect LLC	ConfirmNet Corporation	A.D.A.M., Inc.
Revenue
Operating Revenue	$10,226,548	$21,420	$52,919	$153,627	$95,017	$276,574

Total Revenue	10,226,548	21,420	52,919	153,627	95,017	276,574
Operating Expenses
Services and other costs	4,008,214	901,120	31,651	16,054	488,870	220,650
Product Development	1,327,827	27,464	28,388	46,299	—	31,118
Sales and Marketing	1,102,123	—	—	22,900	—	2,009
General and Administrative	2,131,026	1,171	—	25,153	11,907	(4,385)
Amortization and Depreciation	742,143	16,890	10,277	—	—	9,787

Total Operating Income	$915,215	$(925,226)	$(17,398)	$43,221	$(405,760)	$17,395

Interest Income	—	—	—	—	—	—
Interest Expense	(1,059,600)	—	—	—	—	—
Reorganization Fees	(3,954,372)	—	—	—	—	—
Other non-operating income	—	—	—	—	—	—
Foreign exchange gain/loss	(8,943)	—	—	—	—	—

Income before taxes	$(4,107,699)	$(925,226)	$(17,398)	$43,221	$(405,760)	$17,395

Income tax expenses	—	—	—	—	—	—
Net Income (loss) including noncontrolling interest	—	—	—	—	—	—
Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—

Net income (loss)	$(4,107,699)	$(925,226)	$(17,398)	$43,221	$(405,760)	$17,395

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

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MOR-4
In re: EBIX, INC., et al.	Lead Case No: 23-80004
Accounts Receivable Aging	Reporting Period: February 1 - February 29, 2024

Entity	Current	30 Days	60 Days	90 Days	120 Days	Allowance for Doubtful Accounts	Total
Ebix, Inc.	$15,016,369	$2,340,123	$2,274,558	$1,148,375	$10,299,837	$(7,284,970)	$23,794,292
P.B. Systems, Inc.	42,840	—	—	—	190,687	(191,887)	41,640
Facts Services, Inc.	55,503	43,459	6,806	6,773	61,875	(12,316)	162,101
Agency Solutions.com, LLC d/b/a/ Health Connect LLC	45,481	2,411	9,213	5,135	49,482	(42,328)	69,395
ConfirmNet Corporation	216,089	144,275	14,422	19,184	7,351,688	(159,023)	7,586,636
A.D.A.M., Inc.	379,299	198,000	10,195	(436)	72,768	(281,170)	378,657

Total Accounts Receivable	$15,755,582	$2,728,269	$2,315,194	$1,179,032	$18,026,336	$(7,971,692)	$32,032,720

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In re: EBIX, INC., et al. Disbursements by Entity	MOR-5 Lead Case No: 23-80004 Reporting Period: February 1 - February 29, 2024

Date	Check Number	Amount	Vendor	Entity
2/1/2024		$(10.89)	Lyft	Ebix, Inc.
2/1/2024		(11.96)	Lyft	Ebix, Inc.
2/1/2024		(12.78)	Lyft	Ebix, Inc.
2/1/2024		(19.99)	Amazon	Ebix, Inc.
2/1/2024		(54.40)	Indeed	Ebix, Inc.
2/1/2024		(54.59)	Amazon	Ebix, Inc.
2/1/2024		(56.81)	Amazon	Ebix, Inc.
2/1/2024		(59.89)	Amazon	Ebix, Inc.
2/1/2024		(59.89)	Amazon	Ebix, Inc.
2/1/2024		(63.48)	Amazon	Ebix, Inc.
2/1/2024		(69.00)	Fueled Inc.	Ebix, Inc.
2/1/2024		(87.18)	Amazon	Ebix, Inc.
2/1/2024		(107.69)	Amazon	Ebix, Inc.
2/1/2024	14300	(198.00)	StarkOncology Consulting LLC	Ebix, Inc.
2/1/2024	14280	(271.88)	EZOT, INC	Ebix, Inc.
2/1/2024		(399.00)	Fueled Inc.	Ebix, Inc.
2/1/2024		(500.00)	Google Inc	Ebix, Inc.
2/1/2024		(776.87)	NEVADA TAX	Ebix, Inc.
2/1/2024		(997.50)	Carolyn Donahoe	Ebix, Inc.
2/1/2024		(1,200.00)	ALLISON HAYS	Ebix, Inc.
2/1/2024		(1,348.00)	CATHERINE CREASMAN	Ebix, Inc.
2/1/2024		(1,360.00)	Amy I Hall	Ebix, Inc.
2/1/2024	14284	(1,500.00)	JEFFREY GLASHEEN	Ebix, Inc.
2/1/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
2/1/2024		(1,686.87)	UTAH801/297-7703	Ebix, Inc.
2/1/2024		(1,745.96)	Maxair Mechanical, LLC	Ebix, Inc.
2/1/2024		(1,875.00)	Thomas Metkus	Ebix, Inc.
2/1/2024		(1,980.00)	JONATHAN J. BEITLER, M	Ebix, Inc.
2/1/2024		(1,995.34)	DTCC Solutions LLC	Ebix, Inc.
2/1/2024	14294	(2,033.40)	OXCYON INC	Ebix, Inc.
2/1/2024		(2,247.20)	Lumen	Ebix, Inc.
2/1/2024		(2,400.00)	Hope E Karnes Nicely	Ebix, Inc.
2/1/2024		(2,600.00)	GOKARE LAW FIRM	Ebix, Inc.
2/1/2024		(2,884.62)	Elizabeth Temple	Ebix, Inc.
2/1/2024		(3,060.00)	Christopher Britt	Ebix, Inc.
2/1/2024		(3,229.20)	HolaDoctor Inc	Ebix, Inc.
2/1/2024		(3,353.44)	UC REGENTS- SAN FRAN	Ebix, Inc.
2/1/2024		(3,478.19)	Merriam dba World Clas	Ebix, Inc.
2/1/2024		(3,737.25)	Digital Media Innovati	Ebix, Inc.
2/1/2024		(6,953.00)	K&C Building Maintenan	Ebix, Inc.
2/1/2024		(8,612.63)	Broadridge	Ebix, Inc.
2/1/2024		(8,924.56)	SCOUTNEWS, LLC	Ebix, Inc.
2/1/2024		(10,767.00)	IAIABC	Ebix, Inc.
2/1/2024		(11,153.00)	CA DEPT TAX FEE	Ebix, Inc.
2/1/2024		(14,372.00)	STATE OF CT DRS	Ebix, Inc.
2/1/2024		(15,909.09)	Lockton	Ebix, Inc.
2/1/2024		(17,006.92)	WEX Health Inc	Ebix, Inc.
2/1/2024		(18,442.90)	Oracle	Ebix, Inc.
2/1/2024		(24,986.30)	COMM OF MASS EFT	Ebix, Inc.
2/1/2024		(1,320,561.05)	Paycom Payroll	Ebix, Inc.
2/2/2024		(10.89)	Lyft	Ebix, Inc.
2/2/2024		(10.89)	Lyft	Ebix, Inc.
2/2/2024		(11.84)	Lyft	Ebix, Inc.
2/2/2024		(11.99)	Lyft	Ebix, Inc.
2/2/2024		(20.80)	AUTHNET GATEWAY	Ebix, Inc.
2/2/2024		(35.00)	Sinch Mailgun	Ebix, Inc.
2/2/2024		(82.17)	Google Inc	Ebix, Inc.
2/2/2024		(127.90)	Cintas Corporation	Ebix, Inc.
2/2/2024		(143.99)	MSP360	Ebix, Inc.
2/2/2024	1018	(250.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/2/2024		(273.40)	Appriver	Ebix, Inc.
2/2/2024		(441.39)	Google Inc	Ebix, Inc.
2/2/2024		(497.02)	Google Inc	Ebix, Inc.
2/2/2024	14342	(533.85)	Iron Mountain	Ebix, Inc.
2/2/2024	14223	(850.00)	Walter MURRAY YARBROUGH	Ebix, Inc.
2/2/2024	14288	(880.00)	GIIssues Inc.	Ebix, Inc.
2/2/2024		(2,394.40)	National Securities Clearing	Ebix, Inc.
2/2/2024		(4,221.98)	Park Place Technology	Ebix, Inc.
2/2/2024		(13,477.87)	SUN LIFE CANADA	Ebix, Inc.
2/2/2024		(15,270.48)	Persistent Systems Inc	Ebix, Inc.
2/2/2024		(15,757.46)	SUN LIFE CANADA	Ebix, Inc.
2/2/2024		(18,555.45)	Change Healthcare	Ebix, Inc.
2/2/2024		(23,957.42)	Ztek Consulting Inc	Ebix, Inc.
2/2/2024		(224,568.00)	EBIX EMPMED+DNTL	Ebix, Inc.
2/5/2024	14375	(2.50)	Julio C Poveda	Ebix, Inc.
2/5/2024		(4.50)	Lyft	Ebix, Inc.

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 22 of 76

Date	Check Number	Amount	Vendor	Entity
2/5/2024		(9.83)	Lyft	Ebix, Inc.
2/5/2024		(10.84)	Lyft	Ebix, Inc.
2/5/2024		(10.89)	Lyft	Ebix, Inc.
2/5/2024		(10.89)	Lyft	Ebix, Inc.
2/5/2024		(10.89)	Lyft	Ebix, Inc.
2/5/2024		(10.99)	Lyft	Ebix, Inc.
2/5/2024		(10.99)	Lyft	Ebix, Inc.
2/5/2024		(11.49)	Lyft	Ebix, Inc.
2/5/2024		(11.87)	Lyft	Ebix, Inc.
2/5/2024		(11.99)	Lyft	Ebix, Inc.
2/5/2024		(12.89)	Lyft	Ebix, Inc.
2/5/2024		(13.89)	Lyft	Ebix, Inc.
2/5/2024		(17.99)	Amazon	Ebix, Inc.
2/5/2024		(20.22)	Lyft	Ebix, Inc.
2/5/2024		(21.58)	Lyft	Ebix, Inc.
2/5/2024		(21.61)	Lyft	Ebix, Inc.
2/5/2024		(25.86)	Lyft	Ebix, Inc.
2/5/2024		(28.00)	Publer	Ebix, Inc.
2/5/2024		(29.37)	Lyft	Ebix, Inc.
2/5/2024		(40.00)	Payflow	Ebix, Inc.
2/5/2024		(45.24)	Amazon	Ebix, Inc.
2/5/2024		(53.59)	Amazon	Ebix, Inc.
2/5/2024		(65.23)	Amazon	Ebix, Inc.
2/5/2024		(78.41)	Amazon	Ebix, Inc.
2/5/2024		(87.19)	Amazon	Ebix, Inc.
2/5/2024		(89.54)	Amazon	Ebix, Inc.
2/5/2024		(89.85)	Payflow	Ebix, Inc.
2/5/2024		(92.43)	Amazon	Ebix, Inc.
2/5/2024		(95.49)	GoDaddy.com	Ebix, Inc.
2/5/2024	14282	(98.00)	S C Ferguson	Ebix, Inc.
2/5/2024		(117.05)	VS SERVICE 1040	Ebix, Inc.
2/5/2024	14276	(125.00)	DENNIS T. CHANG	Ebix, Inc.
2/5/2024	14277	(125.00)	Hannah X Chen	Ebix, Inc.
2/5/2024		(148.97)	Amazon	Ebix, Inc.
2/5/2024		(148.97)	Amazon	Ebix, Inc.
2/5/2024	14296	(150.00)	CHERIE PAQUETTE, MD	Ebix, Inc.
2/5/2024	14319	(150.00)	DAVID S. BEEBE, MD	Ebix, Inc.
2/5/2024	14361	(150.00)	W. STEVEN METZER, MD	Ebix, Inc.
2/5/2024	14380	(233.79)	Kevan Jonathan Salimian	Ebix, Inc.
2/5/2024	14384	(250.00)	David Swanson	Ebix, Inc.
2/5/2024		(280.40)	FEDERAL EXPRESS	Ebix, Inc.
2/5/2024	14346	(289.44)	Pardon R Kenney	Ebix, Inc.
2/5/2024	14306	(300.00)	MARC WINKELMAN	Ebix, Inc.
2/5/2024	14322	(300.00)	KRASIMIR GEORGE BOJANOV	Ebix, Inc.
2/5/2024	14376	(375.00)	GREG PRESSMAN	Ebix, Inc.
2/5/2024	14364	(432.77)	DONALD B MIDDLETON, MD	Ebix, Inc.
2/5/2024		(500.00)	Google Inc	Ebix, Inc.
2/5/2024	14327	(500.00)	William Chung	Ebix, Inc.
2/5/2024	14339	(500.00)	Mark Green	Ebix, Inc.
2/5/2024	14345	(500.00)	Kelly Sue Kennedy	Ebix, Inc.
2/5/2024	14372	(500.00)	James Alexander Phero	Ebix, Inc.
2/5/2024	14316	(542.75)	Barton Solvents	Ebix, Inc.
2/5/2024		(642.20)	Delta Airlines	Ebix, Inc.
2/5/2024		(716.20)	Delta Airlines	Ebix, Inc.
2/5/2024		(759.20)	Colden Corporation	Ebix, Inc.
2/5/2024	14347	(993.31)	JOSHUA KLEIN	Ebix, Inc.
2/5/2024	14381	(1,000.00)	Daniel Scott Sarasin	Ebix, Inc.
2/5/2024	14290	(1,200.00)	Norman SCOTT LITOFSKY	Ebix, Inc.
2/5/2024	14340	(1,622.92)	President and Fellows of Harvard College	Ebix, Inc.
2/5/2024		(2,508.83)	Microsoft	Ebix, Inc.
2/5/2024	14363	(7,500.00)	MIB, INC	Ebix, Inc.
2/6/2024	14365	(2.50)	ELIZABETH MONTGOMERY, MD	Ebix, Inc.
2/6/2024		(12.12)	Lyft	Ebix, Inc.
2/6/2024		(12.89)	Lyft	Ebix, Inc.
2/6/2024		(13.28)	Lyft	Ebix, Inc.
2/6/2024		(17.73)	Lyft	Ebix, Inc.
2/6/2024		(19.16)	Lyft	Ebix, Inc.
2/6/2024		(19.98)	Amazon	Ebix, Inc.
2/6/2024		(21.75)	Lyft	Ebix, Inc.
2/6/2024		(60.32)	Amazon	Ebix, Inc.
2/6/2024		(90.00)	Rustici Software	Ebix, Inc.
2/6/2024	14338	(100.00)	RICHARD GOLDFARB MD	Ebix, Inc.
2/6/2024	14285	(200.00)	RICHARD GOLDFARB MD	Ebix, Inc.
2/6/2024	14341	(250.00)	Mikael Horissian	Ebix, Inc.
2/6/2024		(500.00)	Google Inc	Ebix, Inc.
2/6/2024	14318	(500.00)	Christopher George Bazewicz	Ebix, Inc.
2/6/2024	14359	(500.00)	Jennifer Meadors	Ebix, Inc.
2/6/2024	14374	(1,000.00)	Michael Anthony Pogrel	Ebix, Inc.
2/6/2024		(1,265.00)	EBIX INC	Ebix, Inc.
2/6/2024	14261	(1,500.00)	KARL J. KREDER, MD	Ebix, Inc.

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Main Document  Page 23 of 76

Date	Check Number	Amount	Vendor	Entity
2/6/2024		(3,175.02)	UXPin	Ebix, Inc.
2/6/2024	14331	(31,611.44)	ELSEVIER INC	Ebix, Inc.
2/7/2024		(10.89)	Lyft	Ebix, Inc.
2/7/2024		(11.04)	Lyft	Ebix, Inc.
2/7/2024		(12.73)	Lyft	Ebix, Inc.
2/7/2024		(12.87)	Lyft	Ebix, Inc.
2/7/2024		(18.99)	Lyft	Ebix, Inc.
2/7/2024		(19.98)	Amazon	Ebix, Inc.
2/7/2024		(19.99)	Amazon	Ebix, Inc.
2/7/2024		(20.99)	Lyft	Ebix, Inc.
2/7/2024		(21.18)	Amazon	Ebix, Inc.
2/7/2024	14373	(22.50)	Andre P Pinto	Ebix, Inc.
2/7/2024		(27.62)	Lyft	Ebix, Inc.
2/7/2024		(42.29)	Amazon	Ebix, Inc.
2/7/2024		(45.24)	Amazon	Ebix, Inc.
2/7/2024		(47.20)	Maverick’s Cantina	Ebix, Inc.
2/7/2024		(49.88)	Amazon	Ebix, Inc.
2/7/2024		(49.88)	Amazon	Ebix, Inc.
2/7/2024		(53.58)	Amazon	Ebix, Inc.
2/7/2024		(53.59)	Amazon	Ebix, Inc.
2/7/2024		(53.59)	Amazon	Ebix, Inc.
2/7/2024		(53.59)	Amazon	Ebix, Inc.
2/7/2024		(53.59)	Amazon	Ebix, Inc.
2/7/2024		(53.86)	Amazon	Ebix, Inc.
2/7/2024		(56.80)	Amazon	Ebix, Inc.
2/7/2024		(64.49)	Amazon	Ebix, Inc.
2/7/2024		(84.48)	Amazon	Ebix, Inc.
2/7/2024		(107.89)	BANKCARD	Ebix, Inc.
2/7/2024		(113.40)	Amazon	Ebix, Inc.
2/7/2024		(115.33)	Amazon	Ebix, Inc.
2/7/2024	14283	(150.00)	Craig M Garver	Ebix, Inc.
2/7/2024	14336	(150.00)	Craig M Garver	Ebix, Inc.
2/7/2024	14356	(225.00)	John Mardant	Ebix, Inc.
2/7/2024	14326	(300.00)	GANA 22 Anesthesia Services	Ebix, Inc.
2/7/2024	14386	(440.87)	TASC	Ebix, Inc.
2/7/2024		(500.00)	Google Inc	Ebix, Inc.
2/7/2024	14317	(500.00)	Sana Bautista	Ebix, Inc.
2/7/2024	14371	(800.00)	SAM G PAPPAS	Ebix, Inc.
2/7/2024	14329	(1,000.00)	Thomas Dodson	Ebix, Inc.
2/7/2024	14350	(1,000.00)	Deepak G Krishnan	Ebix, Inc.
2/7/2024		(2,068.82)	Vonage	Ebix, Inc.
2/7/2024		(6,884.90)	Miller Advertising Agency	Ebix, Inc.
2/7/2024		(111,778.61)	EBIX, INC.	Ebix, Inc.
2/7/2024		(122,423.01)	EBIX EMPMED+DNTL	Ebix, Inc.
2/8/2024		65.24	Amazon	Ebix, Inc.
2/8/2024		(10.89)	Lyft	Ebix, Inc.
2/8/2024		(10.89)	Lyft	Ebix, Inc.
2/8/2024		(11.01)	Lyft	Ebix, Inc.
2/8/2024		(17.54)	Lyft	Ebix, Inc.
2/8/2024		(21.41)	Lyft	Ebix, Inc.
2/8/2024		(65.22)	Amazon	Ebix, Inc.
2/8/2024	14387	(101.25)	Regents of the University of California	Ebix, Inc.
2/8/2024	14352	(400.00)	Steven Lesk	Ebix, Inc.
2/8/2024		(500.00)	Google Inc	Ebix, Inc.
2/8/2024		(500.00)	Google Inc	Ebix, Inc.
2/8/2024	14334	(500.00)	Jonathan Allen Feldman	Ebix, Inc.
2/8/2024	14369	(500.00)	Joe Niamtu III	Ebix, Inc.
2/8/2024	14390	(500.00)	Henry Ward	Ebix, Inc.
2/8/2024	14377	(600.00)	DAVID Charles RETTEW	Ebix, Inc.
2/8/2024	14351	(1,000.00)	George M Kushner	Ebix, Inc.
2/8/2024	14259	(7,133.02)	InfluxData Inc	Ebix, Inc.
2/9/2024		(10.89)	Lyft	Ebix, Inc.
2/9/2024		(10.89)	Lyft	Ebix, Inc.
2/9/2024		(10.89)	Lyft	Ebix, Inc.
2/9/2024		(48.63)	Iterable Inc	Ebix, Inc.
2/9/2024	14287	(100.00)	Thomas E Knight	Ebix, Inc.
2/9/2024	14348	(100.00)	Thomas E Knight	Ebix, Inc.
2/9/2024		(125.00)	Suchita Shah Sata	Ebix, Inc.
2/9/2024		(127.90)	Cintas Corporation	Ebix, Inc.
2/9/2024		(150.00)	Jason Levy MD	Ebix, Inc.
2/9/2024		(150.00)	Wellness Bunny LLC	Ebix, Inc.
2/9/2024		(163.21)	Firehouse Subs	Ebix, Inc.
2/9/2024		(221.43)	Ajr Partners LLC	Ebix, Inc.
2/9/2024		(325.00)	Michelle Vaughn	Ebix, Inc.
2/9/2024	14308	(465.60)	American Assoc Of Neuro Surg	Ebix, Inc.
2/9/2024		(500.00)	Google Inc	Ebix, Inc.
2/9/2024		(500.00)	William Charles Scarfe	Ebix, Inc.
2/9/2024		(500.00)	Gabriel M. Hayek	Ebix, Inc.
2/9/2024		(500.00)	Karel deLeeuw MD	Ebix, Inc.
2/9/2024		(500.00)	Gabrielle Berger	Ebix, Inc.

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 24 of 76

Date	Check Number	Amount	Vendor	Entity
2/9/2024		(550.00)	GOKARE LAW FIRM	Ebix, Inc.
2/9/2024	14330	(600.00)	Cinthia Elkins	Ebix, Inc.
2/9/2024		(700.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/9/2024		(755.00)	Maxair Mechanical, LLC	Ebix, Inc.
2/9/2024		(768.00)	Kelley Allison Turner	Ebix, Inc.
2/9/2024		(792.00)	Alan B. Grosbach	Ebix, Inc.
2/9/2024		(864.00)	Kelley Allison Turner	Ebix, Inc.
2/9/2024		(1,000.00)	Luis Vega	Ebix, Inc.
2/9/2024		(1,000.00)	Kramer Dental Anesthes	Ebix, Inc.
2/9/2024		(1,000.00)	Andrew J Higdon	Ebix, Inc.
2/9/2024		(1,000.00)	Brandon Fainstad	Ebix, Inc.
2/9/2024		(1,000.00)	Lauren Nicole Chatham	Ebix, Inc.
2/9/2024		(1,000.00)	Eric R. Carlson	Ebix, Inc.
2/9/2024		(1,000.00)	Thomas Brenn	Ebix, Inc.
2/9/2024		(1,000.00)	Melissa Amundson	Ebix, Inc.
2/9/2024		(1,125.00)	Stuart Lieblich DMD	Ebix, Inc.
2/9/2024		(1,125.00)	Ana Echenique	Ebix, Inc.
2/9/2024		(1,125.00)	JEFFREY BENNETT, DMD	Ebix, Inc.
2/9/2024		(1,300.00)	KUMAR G. BELANI	Ebix, Inc.
2/9/2024		(1,325.00)	Joseph Bavitz	Ebix, Inc.
2/9/2024		(1,500.00)	Daniel McNally	Ebix, Inc.
2/9/2024		(1,500.00)	Jasjit Dillon	Ebix, Inc.
2/9/2024		(1,500.00)	Gary Bouloux	Ebix, Inc.
2/9/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
2/9/2024		(1,650.00)	James Warne Schmidley	Ebix, Inc.
2/9/2024		(2,465.00)	David S Briss	Ebix, Inc.
2/9/2024		(2,498.06)	UC REGENTS- SAN FRAN	Ebix, Inc.
2/9/2024		(2,500.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/9/2024		(2,500.00)	Dan Celia	Ebix, Inc.
2/9/2024		(3,548.42)	NRCME	Ebix, Inc.
2/9/2024		(4,458.09)	SUSAN PIOLI	Ebix, Inc.
2/9/2024		(4,643.56)	NYU DEPT OF RADIOLOG	Ebix, Inc.
2/9/2024		(6,000.00)	Cathy Wesler	Ebix, Inc.
2/9/2024		(6,400.00)	DATASYSTEM SOLUTIONS	Ebix, Inc.
2/9/2024		(6,429.30)	CATHERINE CREASMAN	Ebix, Inc.
2/9/2024		(7,000.00)	Donald L Deye	Ebix, Inc.
2/9/2024		(7,500.00)	Streichenberg Attorneys at Law	Ebix, Inc.
2/9/2024		(7,652.35)	LinkConnector Corporat	Ebix, Inc.
2/9/2024		(8,585.87)	Ariba Inc	Ebix, Inc.
2/9/2024		(10,687.50)	Philomena Dicicco	Ebix, Inc.
2/9/2024		(11,275.00)	Craftsman Printing Inc	Ebix, Inc.
2/9/2024		(16,171.42)	Sawnee Electric	Ebix, Inc.
2/9/2024		(16,894.21)	SUSAN PIOLI	Ebix, Inc.
2/9/2024		(20,948.30)	Rocket Software Inc	Ebix, Inc.
2/9/2024		(22,480.00)	EMILY MEALER	Ebix, Inc.
2/9/2024		(137,754.55)	ACI Gift Cards, LLC.	Ebix, Inc.
2/9/2024		(362,506.01)	FIRST INSURANCE	Ebix, Inc.
2/12/2024		(10.89)	Lyft	Ebix, Inc.
2/12/2024		(10.89)	Lyft	Ebix, Inc.
2/12/2024		(10.89)	Lyft	Ebix, Inc.
2/12/2024		(10.92)	Lyft	Ebix, Inc.
2/12/2024		(11.11)	Lyft	Ebix, Inc.
2/12/2024		(11.74)	Lyft	Ebix, Inc.
2/12/2024		(11.99)	Lyft	Ebix, Inc.
2/12/2024	14321	(12.50)	Justin Bishop	Ebix, Inc.
2/12/2024		(12.78)	Lyft	Ebix, Inc.
2/12/2024		(12.91)	Lyft	Ebix, Inc.
2/12/2024		(18.21)	Lyft	Ebix, Inc.
2/12/2024		(18.55)	Lyft	Ebix, Inc.
2/12/2024		(18.72)	Lyft	Ebix, Inc.
2/12/2024		(19.66)	Lyft	Ebix, Inc.
2/12/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/12/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/12/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/12/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/12/2024		(20.63)	Lyft	Ebix, Inc.
2/12/2024		(20.69)	Lyft	Ebix, Inc.
2/12/2024		(20.69)	Lyft	Ebix, Inc.
2/12/2024		(21.71)	Lyft	Ebix, Inc.
2/12/2024		(23.76)	Lyft	Ebix, Inc.
2/12/2024		(25.52)	Lyft	Ebix, Inc.
2/12/2024		(27.38)	Lyft	Ebix, Inc.
2/12/2024		(28.92)	Lyft	Ebix, Inc.
2/12/2024		(33.60)	Amazon	Ebix, Inc.
2/12/2024		(51.32)	Amazon	Ebix, Inc.
2/12/2024		(53.59)	Amazon	Ebix, Inc.
2/12/2024		(65.22)	Amazon	Ebix, Inc.
2/12/2024		(65.23)	Amazon	Ebix, Inc.
2/12/2024		(117.52)	Hotels.com	Ebix, Inc.
2/12/2024		(141.93)	Amazon	Ebix, Inc.

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 25 of 76

Date	Check Number	Amount	Vendor	Entity
2/12/2024		(150.00)	Twilio	Ebix, Inc.
2/12/2024		(157.08)	Hotels.com	Ebix, Inc.
2/12/2024		(215.96)	Southwest Airlines	Ebix, Inc.
2/12/2024		(215.96)	Southwest Airlines	Ebix, Inc.
2/12/2024		(248.33)	Microsoft	Ebix, Inc.
2/12/2024	14392	(300.00)	MARC WINKELMAN	Ebix, Inc.
2/12/2024		(312.00)	MURF.AI	Ebix, Inc.
2/12/2024		(385.97)	FEDERAL EXPRESS	Ebix, Inc.
2/12/2024		(481.02)	WASTE MANAGEMENT	Ebix, Inc.
2/12/2024		(500.00)	Google Inc	Ebix, Inc.
2/12/2024		(500.00)	Google Inc	Ebix, Inc.
2/12/2024		(500.00)	Google Inc	Ebix, Inc.
2/12/2024	14314	(500.00)	Shahid Rahim Aziz	Ebix, Inc.
2/12/2024		(500.07)	Indeed	Ebix, Inc.
2/12/2024		(618.20)	United Airlines	Ebix, Inc.
2/12/2024		(666.15)	United Airlines	Ebix, Inc.
2/12/2024	14379	(731.24)	EDGAR L ROSS	Ebix, Inc.
2/12/2024		(737.20)	American Airlines	Ebix, Inc.
2/12/2024		(781.77)	Hotels.com	Ebix, Inc.
2/12/2024	14349	(1,000.00)	Antonia Kolokythas	Ebix, Inc.
2/12/2024		(1,045.20)	Hotels.com	Ebix, Inc.
2/12/2024		(1,435.50)	Hotels.com	Ebix, Inc.
2/12/2024		(1,500.00)	Melinda Deye	Ebix, Inc.
2/12/2024		(2,273.07)	EBIX EMPMED+DNTL	Ebix, Inc.
2/12/2024		(2,508.04)	Microsoft	Ebix, Inc.
2/12/2024		(4,984.00)	Cara Rosenbloom	Ebix, Inc.
2/12/2024		(5,009.00)	Elizabeth Smoots MD	Ebix, Inc.
2/12/2024		(7,217.42)	Sherry Baker	Ebix, Inc.
2/12/2024		(7,277.42)	Sidram Technologies LL	Ebix, Inc.
2/12/2024		(10,181.46)	Imageworks	Ebix, Inc.
2/12/2024		(20,036.85)	EBIX EMPMED+DNTL	Ebix, Inc.
2/12/2024		(28,700.00)	Keyword Artist	Ebix, Inc.
2/12/2024	14366	(54,913.93)	MOODY’S ANALYTICS	Ebix, Inc.
2/12/2024		(103,987.80)	Ascension Growth	Ebix, Inc.
2/12/2024		(6,276,000.00)	Omni Agent Solutions	Ebix, Inc.
2/13/2024		(10.89)	Lyft	Ebix, Inc.
2/13/2024		(14.88)	Lyft	Ebix, Inc.
2/13/2024		(16.49)	Lyft	Ebix, Inc.
2/13/2024		(18.17)	Lyft	Ebix, Inc.
2/13/2024		(27.99)	GoDaddy.com	Ebix, Inc.
2/13/2024		(30.00)	United States Citizenship and Immigration Services	Ebix, Inc.
2/13/2024		(30.00)	United States Citizenship and Immigration Services	Ebix, Inc.
2/13/2024		(30.71)	Lyft	Ebix, Inc.
2/13/2024		(44.57)	DNS Made Easy	Ebix, Inc.
2/13/2024		(118.29)	Hotels.com	Ebix, Inc.
2/13/2024	14293	(125.00)	Oral and Maxillofacial Surgery Affiliates LTD	Ebix, Inc.
2/13/2024	14382	(150.00)	JOHN SCHWANKHAUS, MD	Ebix, Inc.
2/13/2024		(174.02)	Hotels.com	Ebix, Inc.
2/13/2024		(210.78)	DNS Made Easy	Ebix, Inc.
2/13/2024		(235.04)	Hotels.com	Ebix, Inc.
2/13/2024		(375.00)	Klaviyo Inc	Ebix, Inc.
2/13/2024		(500.00)	Google Inc	Ebix, Inc.
2/13/2024		(629.73)	Paycom Payroll	Ebix, Inc.
2/13/2024		(708.70)	DNS Made Easy	Ebix, Inc.
2/13/2024	14354	(800.00)	Sarah Ruth Lombardo	Ebix, Inc.
2/13/2024		(1,606.00)	INTEGRATED HEALTH 21	Ebix, Inc.
2/13/2024		(2,000.00)	AFP Chicago	Ebix, Inc.
2/13/2024		(3,329.74)	EBIX INC	Ebix, Inc.
2/13/2024	14254	(5,227.40)	BioDigital	Ebix, Inc.
2/14/2024		781.77	Hotels.com	Ebix, Inc.
2/14/2024		(1.71)	Rewind Software Inc	Ebix, Inc.
2/14/2024		(10.89)	Lyft	Ebix, Inc.
2/14/2024		(12.86)	Lyft	Ebix, Inc.
2/14/2024		(12.89)	Lyft	Ebix, Inc.
2/14/2024		(19.99)	Amazon	Ebix, Inc.
2/14/2024		(22.95)	Lyft	Ebix, Inc.
2/14/2024		(29.99)	Lyft	Ebix, Inc.
2/14/2024		(30.00)	United States Citizenship and Immigration Services	Ebix, Inc.
2/14/2024		(35.62)	Amazon	Ebix, Inc.
2/14/2024		(39.70)	Lyft	Ebix, Inc.
2/14/2024		(53.59)	Amazon	Ebix, Inc.
2/14/2024		(53.59)	Amazon	Ebix, Inc.
2/14/2024		(54.31)	Amazon	Ebix, Inc.
2/14/2024		(54.32)	Amazon	Ebix, Inc.
2/14/2024		(59.00)	Rewind Software Inc	Ebix, Inc.
2/14/2024		(59.89)	Amazon	Ebix, Inc.
2/14/2024		(59.89)	Amazon	Ebix, Inc.
2/14/2024		(59.89)	Amazon	Ebix, Inc.
2/14/2024		(64.97)	Lyft	Ebix, Inc.
2/14/2024		(65.79)	Amazon	Ebix, Inc.

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 26 of 76

Date	Check Number	Amount	Vendor	Entity
2/14/2024		(69.19)	Amazon	Ebix, Inc.
2/14/2024		(72.00)	Amazon	Ebix, Inc.
2/14/2024		(75.48)	Amazon	Ebix, Inc.
2/14/2024		(100.00)	Chad Burke	Ebix, Inc.
2/14/2024		(108.05)	Lyft	Ebix, Inc.
2/14/2024		(151.70)	Twilio	Ebix, Inc.
2/14/2024		(158.59)	Amazon	Ebix, Inc.
2/14/2024		(314.32)	Amazon	Ebix, Inc.
2/14/2024		(443.20)	United Airlines	Ebix, Inc.
2/14/2024		(500.00)	Google Inc	Ebix, Inc.
2/14/2024	14323	(500.00)	Brandi A Bottiger	Ebix, Inc.
2/14/2024	14315	(750.00)	Mohammad Banki	Ebix, Inc.
2/14/2024		(775.19)	American Airlines	Ebix, Inc.
2/14/2024		(1,027.19)	United Airlines	Ebix, Inc.
2/14/2024	14383	(1,500.00)	Srinivas Murthy Susarla	Ebix, Inc.
2/14/2024		(5,209.33)	OPTUM BANK	Ebix, Inc.
2/14/2024	14089	(8,000.00)	NYU Grossman School of Medicine	Ebix, Inc.
2/14/2024	14312	(24,211.74)	AM. COLLEGE OF PHYSICIANS	Ebix, Inc.
2/15/2024		2,100,842.00	Omni Agent Solutions	Ebix, Inc.
2/15/2024		(10.89)	Lyft	Ebix, Inc.
2/15/2024		(11.80)	Lyft	Ebix, Inc.
2/15/2024		(13.08)	Lyft	Ebix, Inc.
2/15/2024		(15.99)	Lyft	Ebix, Inc.
2/15/2024		(16.94)	Lyft	Ebix, Inc.
2/15/2024		(18.99)	Lyft	Ebix, Inc.
2/15/2024		(19.72)	Lyft	Ebix, Inc.
2/15/2024		(36.96)	Lyft	Ebix, Inc.
2/15/2024		(44.34)	GoDaddy.com	Ebix, Inc.
2/15/2024		(46.73)	Atlanta Office Technol	Ebix, Inc.
2/15/2024		(57.89)	Amazon	Ebix, Inc.
2/15/2024		(120.00)	Elika Hoss	Ebix, Inc.
2/15/2024		(125.00)	Michael T Vest	Ebix, Inc.
2/15/2024	14274	(125.00)	MATTHEW R BYARLAY	Ebix, Inc.
2/15/2024		(140.00)	Michelle Vaughn	Ebix, Inc.
2/15/2024		(180.00)	Josef Shargorodsky	Ebix, Inc.
2/15/2024		(180.61)	Park Place Technology	Ebix, Inc.
2/15/2024		(200.00)	Andrew Sedivy	Ebix, Inc.
2/15/2024		(200.00)	Dr Priya Ramachandran Menon	Ebix, Inc.
2/15/2024		(247.80)	Amazon	Ebix, Inc.
2/15/2024		(250.00)	Nirav Patel	Ebix, Inc.
2/15/2024		(250.00)	Thomas Metkus	Ebix, Inc.
2/15/2024		(250.00)	Christine m Lucarelli	Ebix, Inc.
2/15/2024		(300.00)	Dr Jennifer Bjazevic	Ebix, Inc.
2/15/2024		(384.00)	Kelley Allison Turner	Ebix, Inc.
2/15/2024		(400.00)	DAVID E. GREENBERG	Ebix, Inc.
2/15/2024		(413.00)	Myla Lorenzo-Wilson	Ebix, Inc.
2/15/2024	14333	(419.40)	EZOT, INC	Ebix, Inc.
2/15/2024		(450.00)	Athena Eye Care	Ebix, Inc.
2/15/2024		(500.00)	George John Linsenmey	Ebix, Inc.
2/15/2024		(500.00)	Zorba Paster	Ebix, Inc.
2/15/2024		(500.00)	Google Inc	Ebix, Inc.
2/15/2024		(500.00)	Google Inc	Ebix, Inc.
2/15/2024		(584.45)	Kimberly Angeles Wake	Ebix, Inc.
2/15/2024		(608.00)	CATHERINE CREASMAN	Ebix, Inc.
2/15/2024		(642.55)	Athens Paper Co	Ebix, Inc.
2/15/2024		(680.00)	Amy I Hall	Ebix, Inc.
2/15/2024		(750.00)	Reputation Capital Med	Ebix, Inc.
2/15/2024		(880.00)	Frank N Salamone	Ebix, Inc.
2/15/2024		(1,000.00)	Jessica Davis	Ebix, Inc.
2/15/2024		(1,000.00)	William Steinberg	Ebix, Inc.
2/15/2024		(1,000.00)	Travis Burke	Ebix, Inc.
2/15/2024		(1,160.00)	Michael Chen	Ebix, Inc.
2/15/2024		(1,196.00)	FLEX DIGITAL	Ebix, Inc.
2/15/2024		(1,225.00)	Neil Kaneshiro	Ebix, Inc.
2/15/2024		(1,240.00)	GABRIEL BROOKS-LOPEZ	Ebix, Inc.
2/15/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
2/15/2024		(1,600.00)	Travis Burke	Ebix, Inc.
2/15/2024		(1,800.00)	James McFarlane	Ebix, Inc.
2/15/2024		(2,000.00)	Amit Kumar Chouksey	Ebix, Inc.
2/15/2024		(2,180.00)	Christopher Britt	Ebix, Inc.
2/15/2024		(2,265.12)	DMI Dell Cor	Ebix, Inc.
2/15/2024		(2,303.42)	Elizabeth LaPuma	Ebix, Inc.
2/15/2024		(2,465.00)	Frank D Brodkey	Ebix, Inc.
2/15/2024		(2,772.00)	JONATHAN J. BEITLER, M	Ebix, Inc.
2/15/2024		(2,884.62)	Elizabeth Temple	Ebix, Inc.
2/15/2024	14401	(2,931.22)	UPS	Ebix, Inc.
2/15/2024		(3,000.00)	Gagan Garg	Ebix, Inc.
2/15/2024		(3,563.65)	LinkConnector Corporat	Ebix, Inc.
2/15/2024		(4,499.30)	ERIC ENDLICH, PHD	Ebix, Inc.
2/15/2024		(4,867.50)	Philip Patel - ACH	Ebix, Inc.

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 27 of 76

Date	Check Number	Amount	Vendor	Entity
2/15/2024		(5,000.00)	UC REGENTS- SAN FRAN	Ebix, Inc.
2/15/2024		(5,000.00)	EMPLOYEETECH	Ebix, Inc.
2/15/2024		(5,670.66)	ExtendedStay	Ebix, Inc.
2/15/2024		(6,000.00)	Cathy Wesler	Ebix, Inc.
2/15/2024		(7,000.00)	Donald L Deye	Ebix, Inc.
2/15/2024		(7,725.00)	Wellness Bunny LLC	Ebix, Inc.
2/15/2024		(9,240.00)	Dan Celia	Ebix, Inc.
2/15/2024		(9,590.00)	Prentiss Taylor	Ebix, Inc.
2/15/2024		(9,839.26)	Foreign Language Serv	Ebix, Inc.
2/15/2024		(12,949.23)	Craftsman Printing Inc	Ebix, Inc.
2/15/2024		(14,739.33)	Solex Fusion	Ebix, Inc.
2/15/2024		(18,207.99)	FCI Cyber	Ebix, Inc.
2/15/2024		(18,468.82)	Cyxtera Communications	Ebix, Inc.
2/15/2024		(25,000.00)	Ascension Growth	Ebix, Inc.
2/15/2024		(30,000.00)	Jill M Krueger	Ebix, Inc.
2/15/2024		(37,909.39)	365 Operating Co LLC	Ebix, Inc.
2/15/2024		(40,000.00)	Bank of New York Mellon	Ebix, Inc.
2/15/2024		(42,272.48)	Amazon Web Services	Ebix, Inc.
2/15/2024		(1,158,750.95)	Paycom Payroll	Ebix, Inc.
2/16/2024	14400	(1.93)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
2/16/2024		(6.00)	Lyft	Ebix, Inc.
2/16/2024		(11.77)	Lyft	Ebix, Inc.
2/16/2024		(11.77)	Lyft	Ebix, Inc.
2/16/2024		(11.87)	Lyft	Ebix, Inc.
2/16/2024		(21.62)	Lyft	Ebix, Inc.
2/16/2024		(21.84)	Lyft	Ebix, Inc.
2/16/2024		(53.59)	Amazon	Ebix, Inc.
2/16/2024		(56.85)	Amazon	Ebix, Inc.
2/16/2024		(83.18)	Amazon	Ebix, Inc.
2/16/2024		(127.90)	Cintas Corporation	Ebix, Inc.
2/16/2024	14295	(600.00)	Stuart Jay Padove	Ebix, Inc.
2/16/2024		(880.00)	Zhen Gooi	Ebix, Inc.
2/16/2024	14395	(1,350.00)	KIMBERLY M. SCHRANK	Ebix, Inc.
2/16/2024		(2,480.00)	EMILY MEALER	Ebix, Inc.
2/16/2024		(7,217.42)	Sherry Baker	Ebix, Inc.
2/16/2024		(7,354.54)	Citizen’s Bank	Ebix, Inc.
2/16/2024		(890,157.09)	Mayer Brown LLP	Ebix, Inc.
2/20/2024	14436	(1.97)	UPS	Ebix, Inc.
2/20/2024		(11.77)	Lyft	Ebix, Inc.
2/20/2024		(11.77)	Lyft	Ebix, Inc.
2/20/2024		(11.77)	Lyft	Ebix, Inc.
2/20/2024		(11.77)	Lyft	Ebix, Inc.
2/20/2024		(11.77)	Lyft	Ebix, Inc.
2/20/2024		(11.77)	Lyft	Ebix, Inc.
2/20/2024		(11.79)	Lyft	Ebix, Inc.
2/20/2024		(11.80)	Lyft	Ebix, Inc.
2/20/2024		(11.99)	Lyft	Ebix, Inc.
2/20/2024		(12.84)	Lyft	Ebix, Inc.
2/20/2024		(13.77)	Lyft	Ebix, Inc.
2/20/2024		(13.77)	Lyft	Ebix, Inc.
2/20/2024		(14.70)	Lyft	Ebix, Inc.
2/20/2024		(14.75)	Lyft	Ebix, Inc.
2/20/2024		(14.77)	Lyft	Ebix, Inc.
2/20/2024		(15.07)	Lyft	Ebix, Inc.
2/20/2024		(16.16)	Lyft	Ebix, Inc.
2/20/2024		(16.34)	Lyft	Ebix, Inc.
2/20/2024		(16.73)	Lyft	Ebix, Inc.
2/20/2024		(16.97)	Lyft	Ebix, Inc.
2/20/2024		(18.01)	Amazon	Ebix, Inc.
2/20/2024		(19.23)	Lyft	Ebix, Inc.
2/20/2024		(19.98)	Amazon	Ebix, Inc.
2/20/2024		(19.99)	Amazon	Ebix, Inc.
2/20/2024		(19.99)	Amazon	Ebix, Inc.
2/20/2024		(19.99)	Amazon	Ebix, Inc.
2/20/2024		(19.99)	Lyft	Ebix, Inc.
2/20/2024		(20.68)	Lyft	Ebix, Inc.
2/20/2024		(22.36)	Lyft	Ebix, Inc.
2/20/2024		(23.53)	Lyft	Ebix, Inc.
2/20/2024		(23.80)	Lyft	Ebix, Inc.
2/20/2024		(24.32)	Lyft	Ebix, Inc.
2/20/2024		(26.89)	Lyft	Ebix, Inc.
2/20/2024		(29.60)	Lyft	Ebix, Inc.
2/20/2024		(34.10)	Lyft	Ebix, Inc.
2/20/2024		(35.62)	Amazon	Ebix, Inc.
2/20/2024		(54.32)	Amazon	Ebix, Inc.
2/20/2024		(54.32)	Amazon	Ebix, Inc.
2/20/2024		(62.98)	Staples	Ebix, Inc.
2/20/2024		(64.49)	Amazon	Ebix, Inc.
2/20/2024		(71.68)	Amazon	Ebix, Inc.
2/20/2024		(87.19)	Amazon	Ebix, Inc.

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 28 of 76

Date	Check Number	Amount	Vendor	Entity
2/20/2024		(102.73)	Amazon	Ebix, Inc.
2/20/2024	14301	(125.00)	JOSEPH ROBERT SWEIGART	Ebix, Inc.
2/20/2024	14385	(125.00)	JOSEPH ROBERT SWEIGART	Ebix, Inc.
2/20/2024		(125.45)	FEDERAL EXPRESS	Ebix, Inc.
2/20/2024		(127.07)	Sam’s Club	Ebix, Inc.
2/20/2024		(127.90)	Cintas Corporation	Ebix, Inc.
2/20/2024		(185.33)	Hotels.com	Ebix, Inc.
2/20/2024		(190.97)	Hotels.com	Ebix, Inc.
2/20/2024		(191.31)	Hotels.com	Ebix, Inc.
2/20/2024		(191.61)	Google Inc	Ebix, Inc.
2/20/2024	14355	(250.00)	James B. Macdonald	Ebix, Inc.
2/20/2024	14413	(413.40)	John S Connor	Ebix, Inc.
2/20/2024		(500.00)	Google Inc	Ebix, Inc.
2/20/2024		(500.00)	Google Inc	Ebix, Inc.
2/20/2024		(500.00)	Google Inc	Ebix, Inc.
2/20/2024	14309	(500.00)	Abubaker Omar Abubaker	Ebix, Inc.
2/20/2024		(511.20)	Delta Airlines	Ebix, Inc.
2/20/2024	14394	(637.24)	FULTON COUNTY FINANCE DEPT	Ebix, Inc.
2/20/2024		(787.72)	Staples	Ebix, Inc.
2/20/2024		(1,099.00)	IL DEPT OF REVEN	Ebix, Inc.
2/20/2024	14396	(1,200.00)	Norman SCOTT LITOFSKY	Ebix, Inc.
2/20/2024		(1,416.61)	GoDaddy.com	Ebix, Inc.
2/20/2024		(1,500.00)	Zorba Paster	Ebix, Inc.
2/20/2024		(1,610.00)	David Dugdale	Ebix, Inc.
2/20/2024		(2,503.94)	Microsoft	Ebix, Inc.
2/20/2024		(2,643.15)	EBIX INC	Ebix, Inc.
2/20/2024		(7,200.00)	James McFarlane	Ebix, Inc.
2/20/2024	14393	(8,245.32)	FULTON COUNTY FINANCE DEPT	Ebix, Inc.
2/20/2024		(17,384.76)	STATE COMPTRLR	Ebix, Inc.
2/20/2024		(33,205.73)	Anu Agrawal Marketing	Ebix, Inc.
2/20/2024		(292,683.33)	EBIX EMPMED+DNTL	Ebix, Inc.
2/21/2024		(5.00)	TD Bank	Ebix, Inc.
2/21/2024		(10.94)	Lyft	Ebix, Inc.
2/21/2024		(11.81)	Lyft	Ebix, Inc.
2/21/2024		(13.77)	Lyft	Ebix, Inc.
2/21/2024		(16.85)	Lyft	Ebix, Inc.
2/21/2024		(17.91)	Lyft	Ebix, Inc.
2/21/2024		(21.84)	Lyft	Ebix, Inc.
2/21/2024		(22.90)	Lyft	Ebix, Inc.
2/21/2024		(40.90)	Amazon	Ebix, Inc.
2/21/2024		(47.56)	AL ONESPOT TAX	Ebix, Inc.
2/21/2024		(60.89)	Amazon	Ebix, Inc.
2/21/2024		(60.89)	Amazon	Ebix, Inc.
2/21/2024		(64.49)	Amazon	Ebix, Inc.
2/21/2024		(64.95)	Amazon	Ebix, Inc.
2/21/2024		(76.73)	Amazon	Ebix, Inc.
2/21/2024		(110.55)	ME BUREAU OF TAX	Ebix, Inc.
2/21/2024		(137.38)	Ajr Partners LLC	Ebix, Inc.
2/21/2024		(143.61)	DOR ITS PAYMENTS	Ebix, Inc.
2/21/2024		(144.22)	Amazon	Ebix, Inc.
2/21/2024		(164.86)	Ajr Partners LLC	Ebix, Inc.
2/21/2024		(236.19)	AL-DEPT OF REV	Ebix, Inc.
2/21/2024	14431	(282.28)	Pitney Bowes Bank Inc Purchase Power	Ebix, Inc.
2/21/2024		(336.54)	Paycom Payroll	Ebix, Inc.
2/21/2024	14427	(343.75)	Northeastern Center	Ebix, Inc.
2/21/2024		(500.00)	Google Inc	Ebix, Inc.
2/21/2024		(500.00)	Google Inc	Ebix, Inc.
2/21/2024		(500.00)	Google Inc	Ebix, Inc.
2/21/2024	14420	(500.00)	Peter E Larsen	Ebix, Inc.
2/21/2024	14429	(500.00)	Marianna Theresa Papademetriou	Ebix, Inc.
2/21/2024		(621.20)	Delta Airlines	Ebix, Inc.
2/21/2024		(665.51)	WI DEPT REVENUE	Ebix, Inc.
2/21/2024		(760.01)	Zoom.com	Ebix, Inc.
2/21/2024	14411	(800.00)	KATHLEEN CHRISTIANS	Ebix, Inc.
2/21/2024		(873.64)	NC DEPT REVENUE	Ebix, Inc.
2/21/2024		(970.00)	MN DEPT OF REVEN	Ebix, Inc.
2/21/2024	14310	(1,000.00)	Tara Aghaloo	Ebix, Inc.
2/21/2024		(1,523.65)	FLA DEPT REVENUE	Ebix, Inc.
2/21/2024	14422	(1,750.00)	Nigel Shaun Matthews	Ebix, Inc.
2/21/2024		(3,091.31)	MI Business Tax	Ebix, Inc.
2/21/2024		(4,271.12)	SC DEPT REVENUE	Ebix, Inc.
2/21/2024		(4,573.46)	AZ DEPT OF REV	Ebix, Inc.
2/21/2024		(5,618.13)	IA DEPT OF REV	Ebix, Inc.
2/21/2024	14325	(8,101.52)	BRIGHAM AND WOMEN’S HOSPITAL	Ebix, Inc.
2/21/2024		(15,000.00)	COMMWLTHOFPAPATH	Ebix, Inc.
2/21/2024		(47,502.00)	NYS DTF SALES	Ebix, Inc.
2/21/2024		(374,077.18)	FTI Consulting Inc	Ebix, Inc.
2/22/2024		6,548.24	Elizabeth LaPuma	Ebix, Inc.
2/22/2024		(11.77)	Lyft	Ebix, Inc.
2/22/2024		(13.93)	Lyft	Ebix, Inc.

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 29 of 76

Date	Check Number	Amount	Vendor	Entity
2/22/2024		(14.29)	Lyft	Ebix, Inc.
2/22/2024		(14.91)	Lyft	Ebix, Inc.
2/22/2024		(15.39)	Lyft	Ebix, Inc.
2/22/2024		(17.65)	Lyft	Ebix, Inc.
2/22/2024		(18.01)	Amazon	Ebix, Inc.
2/22/2024		(19.99)	Amazon	Ebix, Inc.
2/22/2024		(29.31)	Jersey Mike’s	Ebix, Inc.
2/22/2024		(33.60)	Amazon	Ebix, Inc.
2/22/2024		(33.60)	Amazon	Ebix, Inc.
2/22/2024		(40.90)	Amazon	Ebix, Inc.
2/22/2024		(55.81)	Pitney Bowes Bank In	Ebix, Inc.
2/22/2024		(60.88)	Amazon	Ebix, Inc.
2/22/2024		(60.89)	Amazon	Ebix, Inc.
2/22/2024		(68.36)	Amazon	Ebix, Inc.
2/22/2024		(71.07)	Amazon	Ebix, Inc.
2/22/2024		(75.55)	Amazon	Ebix, Inc.
2/22/2024		(84.47)	Amazon	Ebix, Inc.
2/22/2024		(100.00)	Thomas Hamilton	Ebix, Inc.
2/22/2024		(150.00)	Soumy Pandey	Ebix, Inc.
2/22/2024		(150.00)	Michelle M Felicella	Ebix, Inc.
2/22/2024		(170.00)	Juan Martin Palomo	Ebix, Inc.
2/22/2024		(200.00)	Raj Murali	Ebix, Inc.
2/22/2024		(200.00)	Armando S. Herradura,	Ebix, Inc.
2/22/2024		(238.00)	STATE OF LOUISIA	Ebix, Inc.
2/22/2024	14200	(292.43)	Brigham & Women’s Hospital	Ebix, Inc.
2/22/2024		(350.00)	Rachel Maynard	Ebix, Inc.
2/22/2024		(375.00)	Judith Joyce, MD	Ebix, Inc.
2/22/2024	14360	(385.00)	Sarah Merriam	Ebix, Inc.
2/22/2024		(400.00)	Joshua Nazeer Omade’	Ebix, Inc.
2/22/2024		(400.00)	DAVID E. GREENBERG	Ebix, Inc.
2/22/2024		(400.00)	John Jacobson	Ebix, Inc.
2/22/2024		(450.00)	Renan E Ribeiro	Ebix, Inc.
2/22/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/22/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/22/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/22/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/22/2024		(480.00)	Kelley Allison Turner	Ebix, Inc.
2/22/2024		(490.00)	Stuart Jay Padove	Ebix, Inc.
2/22/2024		(500.00)	DONITA DYALARM	Ebix, Inc.
2/22/2024		(500.00)	Margaret Spence MD	Ebix, Inc.
2/22/2024		(500.00)	Google Inc	Ebix, Inc.
2/22/2024		(505.74)	VA DEPT TAXATION	Ebix, Inc.
2/22/2024		(513.00)	Linda Vorvick Brown	Ebix, Inc.
2/22/2024		(575.00)	Linda Vorvick Brown	Ebix, Inc.
2/22/2024		(629.73)	Paycom Payroll	Ebix, Inc.
2/22/2024		(637.50)	ERIC ENDLICH, PHD	Ebix, Inc.
2/22/2024		(640.50)	Carolyn Donahoe	Ebix, Inc.
2/22/2024		(800.00)	Dirk J Gaines	Ebix, Inc.
2/22/2024	14263	(823.21)	Qoppa Software, LLC	Ebix, Inc.
2/22/2024		(825.00)	Blossom Womens Health	Ebix, Inc.
2/22/2024		(900.00)	David Bushnell MD	Ebix, Inc.
2/22/2024		(1,000.00)	Ana Echenique	Ebix, Inc.
2/22/2024		(1,000.00)	Travis Burke	Ebix, Inc.
2/22/2024	14409	(1,000.00)	Fady Chamoun	Ebix, Inc.
2/22/2024		(1,015.27)	Amy I Hall	Ebix, Inc.
2/22/2024		(1,034.00)	Elizabeth Smoots MD	Ebix, Inc.
2/22/2024		(1,100.00)	KUMAR G. BELANI	Ebix, Inc.
2/22/2024		(1,200.00)	ALLISON HAYS	Ebix, Inc.
2/22/2024		(1,200.00)	Lauren Nicole Chatham	Ebix, Inc.
2/22/2024		(1,250.00)	Thomas Metkus	Ebix, Inc.
2/22/2024		(1,285.20)	TeamSupport LLC	Ebix, Inc.
2/22/2024		(1,350.00)	Bryan E Anderson	Ebix, Inc.
2/22/2024		(1,500.00)	Melinda Deye	Ebix, Inc.
2/22/2024		(1,525.00)	MGECOM, Inc.	Ebix, Inc.
2/22/2024	14412	(1,572.85)	COMPUTERSHARE INC	Ebix, Inc.
2/22/2024		(1,600.00)	Renee Cocchi	Ebix, Inc.
2/22/2024		(1,600.00)	Harley S Schultz	Ebix, Inc.
2/22/2024		(1,600.00)	EMILY MEALER	Ebix, Inc.
2/22/2024		(1,638.90)	Gary B Kushner SPHR	Ebix, Inc.
2/22/2024		(1,820.36)	CATHERINE CREASMAN	Ebix, Inc.
2/22/2024		(2,200.00)	Jacob Berman	Ebix, Inc.
2/22/2024		(2,286.95)	Atlanta Office Technol	Ebix, Inc.
2/22/2024		(2,295.00)	David S Briss	Ebix, Inc.
2/22/2024		(2,423.52)	HolaDoctor Inc	Ebix, Inc.
2/22/2024		(2,500.00)	Prentiss Taylor	Ebix, Inc.
2/22/2024		(2,500.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/22/2024		(2,650.00)	Jatin M Vyas MD	Ebix, Inc.
2/22/2024		(2,832.71)	WEX Health Inc	Ebix, Inc.
2/22/2024		(2,850.00)	Philomena Dicicco	Ebix, Inc.
2/22/2024		(2,923.20)	DEBORAH GUIN	Ebix, Inc.

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 30 of 76

Date	Check Number	Amount	Vendor	Entity
2/22/2024		(2,929.50)	Big Commerce Inc	Ebix, Inc.
2/22/2024		(3,000.00)	Cathy Wesler	Ebix, Inc.
2/22/2024		(3,548.42)	NRCME	Ebix, Inc.
2/22/2024		(3,834.00)	Athens Paper Co	Ebix, Inc.
2/22/2024		(4,041.37)	Park Place Technology	Ebix, Inc.
2/22/2024		(4,200.00)	Douglas Paauw MD	Ebix, Inc.
2/22/2024		(5,000.00)	BenefitFront	Ebix, Inc.
2/22/2024		(6,000.00)	SCOTT D. SMITH, MD, MP	Ebix, Inc.
2/22/2024		(6,477.00)	TN STATE REVENUE	Ebix, Inc.
2/22/2024		(6,548.24)	Elizabeth LaPuma	Ebix, Inc.
2/22/2024		(7,100.00)	NCC Group Solutions	Ebix, Inc.
2/22/2024		(8,200.00)	Keyword Artist	Ebix, Inc.
2/22/2024		(8,500.00)	Diane McReynolds	Ebix, Inc.
2/22/2024		(9,470.44)	DATASYSTEM SOLUTIONS	Ebix, Inc.
2/22/2024		(10,000.00)	Stellar Consulting Sol	Ebix, Inc.
2/22/2024		(10,171.00)	MGECOM, Inc.	Ebix, Inc.
2/22/2024		(10,225.00)	Spark IPS	Ebix, Inc.
2/22/2024	14324	(19,569.81)	Brigham & Women’s Hospital	Ebix, Inc.
2/22/2024		(21,054.15)	COMMWLTHOFPAPATH	Ebix, Inc.
2/22/2024		(21,922.99)	Change Healthcare	Ebix, Inc.
2/22/2024	14423	(29,120.55)	MEDICAL MARKETING SERVICE	Ebix, Inc.
2/22/2024	14225	(30,105.39)	Brigham & Women’s Hospital	Ebix, Inc.
2/22/2024		(33,155.65)	Craftsman Printing Inc	Ebix, Inc.
2/22/2024		(94,660.46)	Google Inc	Ebix, Inc.
2/22/2024		(112,392.63)	EBIX, INC.	Ebix, Inc.
2/22/2024		(156,599.53)	EBIX EMPMED+DNTL	Ebix, Inc.
2/22/2024		(1,009,813.79)	Regions Bank	Ebix, Inc.
2/23/2024		30.16	Amazon	Ebix, Inc.
2/23/2024		(0.99)	Apple	Ebix, Inc.
2/23/2024		(12.09)	Lyft	Ebix, Inc.
2/23/2024		(13.77)	Lyft	Ebix, Inc.
2/23/2024		(13.80)	Lyft	Ebix, Inc.
2/23/2024		(16.99)	Lyft	Ebix, Inc.
2/23/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/23/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/23/2024		(25.00)	Southwest Airlines	Ebix, Inc.
2/23/2024		(25.00)	Southwest Airlines	Ebix, Inc.
2/23/2024		(127.90)	Cintas Corporation	Ebix, Inc.
2/23/2024		(130.40)	Atlassian	Ebix, Inc.
2/23/2024		(136.40)	Hotels.com	Ebix, Inc.
2/23/2024		(312.13)	Hotels.com	Ebix, Inc.
2/23/2024	14432	(410.00)	Service Express, Inc	Ebix, Inc.
2/23/2024		(460.00)	US DEPT OF HOMELAND SECURITY	Ebix, Inc.
2/23/2024		(468.20)	American Airlines	Ebix, Inc.
2/23/2024		(483.96)	Southwest Airlines	Ebix, Inc.
2/23/2024		(494.95)	Southwest Airlines	Ebix, Inc.
2/23/2024		(500.00)	Google Inc	Ebix, Inc.
2/23/2024		(500.00)	Google Inc	Ebix, Inc.
2/23/2024	14433	(750.00)	Paul Skierczynski	Ebix, Inc.
2/23/2024		(798.67)	United Airlines	Ebix, Inc.
2/23/2024		(1,005.20)	United Airlines	Ebix, Inc.
2/23/2024		(1,043.17)	THE GUARDIAN	Ebix, Inc.
2/23/2024	14320	(1,413.01)	BIDMC Dept Of Psychiatry	Ebix, Inc.
2/23/2024	14404	(1,559.00)	ALL STAR SUPER STORAGE	Ebix, Inc.
2/23/2024	14313	(1,875.30)	AMERICAN COLLEGE SURGEONS	Ebix, Inc.
2/23/2024	14398	(2,400.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
2/23/2024	14425	(2,400.00)	RAMINDER NIRULA, MD, FACS	Ebix, Inc.
2/23/2024		(6,548.24)	Bank of New York Mellon	Ebix, Inc.
2/23/2024	14405	(10,000.00)	AM. COLLEGE OF PHYSICIANS	Ebix, Inc.
2/23/2024		(15,792.00)	Sidram Technologies LL	Ebix, Inc.
2/23/2024		(40,241.39)	EBIX EMPMED+DNTL	Ebix, Inc.
2/23/2024		(46,255.79)	EBIX EMPMED+DNTL	Ebix, Inc.
2/26/2024		(11.77)	Lyft	Ebix, Inc.
2/26/2024		(11.99)	Lyft	Ebix, Inc.
2/26/2024		(12.99)	Lyft	Ebix, Inc.
2/26/2024		(12.99)	Lyft	Ebix, Inc.
2/26/2024		(13.67)	Lyft	Ebix, Inc.
2/26/2024		(13.77)	Lyft	Ebix, Inc.
2/26/2024		(13.77)	Lyft	Ebix, Inc.
2/26/2024		(16.99)	Amazon	Ebix, Inc.
2/26/2024		(17.39)	Report URI	Ebix, Inc.
2/26/2024		(18.65)	Lyft	Ebix, Inc.
2/26/2024		(19.99)	Lyft	Ebix, Inc.
2/26/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/26/2024		(20.00)	Southwest Airlines	Ebix, Inc.
2/26/2024		(20.99)	Lyft	Ebix, Inc.
2/26/2024		(21.96)	Lyft	Ebix, Inc.
2/26/2024		(22.94)	Lyft	Ebix, Inc.
2/26/2024		(23.92)	Lyft	Ebix, Inc.
2/26/2024		(28.00)	Publer	Ebix, Inc.

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 31 of 76

Date	Check Number	Amount	Vendor	Entity
2/26/2024		(33.60)	Amazon	Ebix, Inc.
2/26/2024		(33.79)	Lyft	Ebix, Inc.
2/26/2024		(36.57)	Lyft	Ebix, Inc.
2/26/2024		(40.48)	Amazon	Ebix, Inc.
2/26/2024		(42.63)	Lyft	Ebix, Inc.
2/26/2024		(47.99)	Lyft	Ebix, Inc.
2/26/2024		(48.29)	Lyft	Ebix, Inc.
2/26/2024		(51.11)	Lyft	Ebix, Inc.
2/26/2024		(54.32)	Amazon	Ebix, Inc.
2/26/2024		(54.98)	Amazon	Ebix, Inc.
2/26/2024		(55.52)	Amazon	Ebix, Inc.
2/26/2024		(57.99)	Terraza	Ebix, Inc.
2/26/2024		(69.26)	Amazon	Ebix, Inc.
2/26/2024		(80.98)	Web Network Solutions	Ebix, Inc.
2/26/2024		(157.93)	Web Network Solutions	Ebix, Inc.
2/26/2024		(159.98)	Southwest Airlines	Ebix, Inc.
2/26/2024		(163.24)	Stericycle	Ebix, Inc.
2/26/2024		(199.00)	Shogun Labs Inc	Ebix, Inc.
2/26/2024		(202.20)	FEDERAL EXPRESS	Ebix, Inc.
2/26/2024		(219.98)	Southwest Airlines	Ebix, Inc.
2/26/2024	14474	(250.00)	David Swanson	Ebix, Inc.
2/26/2024		(336.54)	Paycom Payroll	Ebix, Inc.
2/26/2024		(500.00)	Google Inc	Ebix, Inc.
2/26/2024		(599.99)	Report URI	Ebix, Inc.
2/26/2024		(673.35)	Hyatt	Ebix, Inc.
2/26/2024		(755.37)	Staples	Ebix, Inc.
2/26/2024		(838.19)	United Airlines	Ebix, Inc.
2/26/2024		(949.20)	Web Network Solutions	Ebix, Inc.
2/26/2024	14424	(1,200.00)	ELIZABETH MONTGOMERY, MD	Ebix, Inc.
2/26/2024	14461	(1,650.00)	MARKETSPHERE	Ebix, Inc.
2/26/2024	14438	(1,800.00)	Walter MURRAY YARBROUGH	Ebix, Inc.
2/26/2024		(3,502.00)	Bank Insurance & Securities Association	Ebix, Inc.
2/26/2024		(4,814.70)	OPTUM BANK	Ebix, Inc.
2/26/2024		(6,090.15)	AZ DEPT OF REV	Ebix, Inc.
2/26/2024		(28,265.43)	AZ DEPT OF REV	Ebix, Inc.
2/27/2024		(11.77)	Lyft	Ebix, Inc.
2/27/2024		(13.77)	Lyft	Ebix, Inc.
2/27/2024		(13.93)	Lyft	Ebix, Inc.
2/27/2024		(14.99)	Lyft	Ebix, Inc.
2/27/2024		(15.14)	Lyft	Ebix, Inc.
2/27/2024		(16.81)	Lyft	Ebix, Inc.
2/27/2024		(19.99)	Lyft	Ebix, Inc.
2/27/2024		(21.19)	Amazon	Ebix, Inc.
2/27/2024		(22.99)	Lyft	Ebix, Inc.
2/27/2024		(39.98)	Web Network Solutions	Ebix, Inc.
2/27/2024		(42.99)	Amazon	Ebix, Inc.
2/27/2024		(51.32)	Amazon	Ebix, Inc.
2/27/2024		(105.03)	KSDEPTOFREVENUE	Ebix, Inc.
2/27/2024	14456	(250.00)	Deborah L Hurd	Ebix, Inc.
2/27/2024	14446	(300.00)	GANA 22 Anesthesia Services	Ebix, Inc.
2/27/2024		(500.00)	Google Inc	Ebix, Inc.
2/27/2024	14426	(500.00)	Northeast Ophthalmic Plast and Reconstr Surgs	Ebix, Inc.
2/27/2024	14455	(690.00)	KENNETH W. HOOVER	Ebix, Inc.
2/27/2024		(900.00)	Facebook	Ebix, Inc.
2/27/2024		(900.00)	Facebook	Ebix, Inc.
2/27/2024		(900.00)	Facebook	Ebix, Inc.
2/27/2024		(900.00)	Facebook	Ebix, Inc.
2/27/2024		(900.00)	Facebook	Ebix, Inc.
2/27/2024	14430	(1,000.00)	Andre P Pinto	Ebix, Inc.
2/27/2024		(2,223.80)	EBIX INC	Ebix, Inc.
2/27/2024		(2,554.00)	CA DEPT TAX FEE	Ebix, Inc.
2/28/2024		522.60	Hotels.com	Ebix, Inc.
2/28/2024		522.60	Hotels.com	Ebix, Inc.
2/28/2024		(15.99)	Lyft	Ebix, Inc.
2/28/2024		(32.27)	Lyft	Ebix, Inc.
2/28/2024		(49.90)	Web Network Solutions	Ebix, Inc.
2/28/2024		(61.71)	Twilio	Ebix, Inc.
2/28/2024		(73.06)	Cherry Street	Ebix, Inc.
2/28/2024	14332	(194.64)	EMPLOYEE POOLING	Ebix, Inc.
2/28/2024	14479	(300.00)	Moshe Wald	Ebix, Inc.
2/28/2024	14472	(410.00)	Service Express, Inc	Ebix, Inc.
2/28/2024	14368	(447.50)	North American Thrombosis Forum Inc	Ebix, Inc.
2/28/2024	14478	(546.02)	UPS SUPPLY CHAIN SOLUTIONS	Ebix, Inc.
2/28/2024		(981.57)	Facebook	Ebix, Inc.
2/28/2024		(1,155.00)	3SixtyMissionCritical	Ebix, Inc.
2/28/2024	14388	(2,941.53)	UNIVERSITY OF WASHINGTON	Ebix, Inc.
2/28/2024	14415	(3,000.00)	JEFFREY GLASHEEN	Ebix, Inc.
2/28/2024	14466	(5,824.00)	NUMBERSONLY INC	Ebix, Inc.
2/28/2024		(7,000.00)	American College of Physicians	Ebix, Inc.
2/28/2024		(8,955.63)	WA DEPT REVENUE	Ebix, Inc.

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 32 of 76

Date	Check Number	Amount	Vendor	Entity
2/28/2024		(50,050.00)	Corp E Corp	Ebix, Inc.
2/29/2024		(11.77)	Lyft	Ebix, Inc.
2/29/2024		(15.99)	Lyft	Ebix, Inc.
2/29/2024		(16.68)	Lyft	Ebix, Inc.
2/29/2024		(16.68)	Lyft	Ebix, Inc.
2/29/2024	14444	(100.00)	DAVID S. BEEBE, MD	Ebix, Inc.
2/29/2024	14462	(125.00)	John Mardant	Ebix, Inc.
2/29/2024		(175.00)	Suchita Shah Sata	Ebix, Inc.
2/29/2024		(210.00)	Luc Jasmin	Ebix, Inc.
2/29/2024		(280.00)	Kathryn E Italia	Ebix, Inc.
2/29/2024	14343	(361.03)	JOHNS HOPKINS OFF OF CONT EDU	Ebix, Inc.
2/29/2024		(420.00)	J Ivan Lopez	Ebix, Inc.
2/29/2024		(420.00)	Matthew Kelly Geneser	Ebix, Inc.
2/29/2024		(500.00)	Harley S Schultz	Ebix, Inc.
2/29/2024	14465	(500.00)	Sanjay Mukhopadhyay	Ebix, Inc.
2/29/2024		(525.00)	Dennis C Daley	Ebix, Inc.
2/29/2024		(700.00)	Stephen Harrison	Ebix, Inc.
2/29/2024		(700.00)	Haythum Tayeb	Ebix, Inc.
2/29/2024		(700.00)	Brigitte Khoury	Ebix, Inc.
2/29/2024		(700.00)	Michael Hsu	Ebix, Inc.
2/29/2024		(700.00)	Mark Hallett	Ebix, Inc.
2/29/2024		(700.00)	Luis Gonzalez Castro	Ebix, Inc.
2/29/2024		(700.00)	Matthew Bevers	Ebix, Inc.
2/29/2024		(700.00)	Danilo De Gregorio	Ebix, Inc.
2/29/2024		(840.00)	Trinity Forensic Psych	Ebix, Inc.
2/29/2024		(840.00)	Palmetto Dental Consul	Ebix, Inc.
2/29/2024		(840.00)	Fiercely Blissful LLC	Ebix, Inc.
2/29/2024		(952.00)	Juan Martin Palomo	Ebix, Inc.
2/29/2024		(1,225.00)	Pierre Azzam	Ebix, Inc.
2/29/2024		(1,400.00)	Thersilla Oberbarnsche	Ebix, Inc.
2/29/2024		(1,848.00)	Frank N Salamone	Ebix, Inc.
2/29/2024		(1,968.89)	PNC Bank	Ebix, Inc.
2/29/2024		(2,450.00)	Antoine Douaihy	Ebix, Inc.
2/29/2024		(2,940.00)	Dr Charles Schwarts	Ebix, Inc.
2/29/2024		(3,762.50)	Frank D Brodkey	Ebix, Inc.
2/29/2024		(3,990.00)	KUMAR G. BELANI	Ebix, Inc.
2/29/2024		(6,118.00)	Christopher Britt	Ebix, Inc.
2/29/2024	14403	(7,277.42)	Advantecs Group, Inc.	Ebix, Inc.
2/29/2024		(8,653.86)	Elizabeth Temple	Ebix, Inc.
2/29/2024		(12,525.00)	STATE OF CT DRS	Ebix, Inc.
2/29/2024		(34,180.90)	COMM OF MASS EFT	Ebix, Inc.
2/29/2024		(92,534.73)	EBIX EMPMED+DNTL	Ebix, Inc.
2/29/2024		(1,315,329.39)	Paycom Payroll	Ebix, Inc.
2/29/2024		(1,406,319.00)	Omni Agent Solutions	Ebix, Inc.

		$(15,540,565.13)		Ebix, Inc. Subtotal

		$(15,540,565.13)		Grand Total

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 33 of 76

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Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

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Business Checking w/Interest for XXXXXX-270-5 Continued

TRANSACTION DETAILS FOR COMMERCIAL CHECKING ACCOUNT ENDING 270-5

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

			Previous Balance

			16,778,132.27

			Total Debits

			- 18,956,347.95
Date	Amount	Description
ATM/Purchases
02/01	11.96	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 8LYFT.COM CA
02/01	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain ViewCA
02/01	12.78	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 5LYFT.COM CA
02/01	69.00	0298 DBT PURCHASE - T4T1BB FUELED, INC DENVER CO
02/01	399.00	0298 DBT PURCHASE - T4T1BB FUELED, INC DENVER CO
02/01	54.40	0298 DBT PURCHASE - 999999 Indeed 8839961 Austin TX
02/01	87.18	0298 POS DEBIT - 000001 AMAZON.COM*R20 SEATTLE WA
02/01	59.89	0298 POS DEBIT - 000001 AMAZON.COM*R27 SEATTLE WA
02/01	19.99	0298 POS DEBIT - 000001 AMAZON.COM*R20 SEATTLE WA
02/01	59.89	0298 POS DEBIT - 000001 AMAZON.COM*R08 SEATTLE WA
02/01	107.69	0298 POS DEBIT - 000001 AMAZON.COM*R26 SEATTLE WA
02/01	63.48	0298 POS DEBIT - 000001 AMAZON.COM*R28 SEATTLE WA
02/01	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 9LYFT.COM CA
02/01	54.59	0298 POS DEBIT - 000001 AMAZON.COM*R09 SEATTLE WA
02/01	56.81	0298 POS DEBIT - 000001 AMAZON.COM*R28 SEATTLE WA
02/02	143.99	0298 DBT PURCHASE - 000000 DRI*MSP360TM MINNETONKA MN
02/02	127.90	0298 DBT PURCHASE - 847305 CINTAS CORP MASON OH
02/02	273.40	0298 DBT PURCHASE - 002603 APR*APPRIVER 850-932-5338 FL
02/02	497.02	0298 DBT PURCHASE - 999999 Google ADS5736 Mountain ViewCA
02/02	441.39	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain ViewCA
02/02	82.17	0298 DBT PURCHASE - 002487 GOOGLE *CLOUD 650-253-0000 CA
02/02	11.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU4LYFT.COM CA
02/02	35.00	0298 DBT PURCHASE - 3LYQJF SINCH MAILGUN SAN ANTONI O TX
02/02	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU5LYFT.COM CA
02/02	11.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 9LYFT.COM CA
02/02	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 3LYFT.COM CA
02/05	759.20	0298 DBT PURCHASE - 729275 AAO COLDEN@AAO RTHMO
02/05	642.20	9265 DBT PURCHASE - 471480 DELTA AIR 006220800-2211212 CA
02/05	716.20	9265 DBT PURCHASE - 471480 DELTA AIR 006220800-2211212 CA
02/05	28.00	0298 DBT PURCHASE - 000000 PAYPRO PUBLER8883174868 NY
02/05	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain ViewCA

Please See Additional Information on Next Page

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Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
02/05	89.85	0298 DBT PURCHASE - 6733 PAYFLOW/PAYPAL LAVISTA NE
02/05	13.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 6LYFT.COM CA
02/05	29.37	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 7LYFT.COM CA
02/05	21.61	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 1LYFT.COM CA
02/05	40.00	9265 POS DEBIT - 004567 PAYFLOW/PAYPAL PAYFLOW-SU PPONE
02/05	2,508.83	0298 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
02/05	11.87	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
02/05	10.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 4LYFT.COM CA
02/05	25.86	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 5LYFT.COM CA
02/05	9.83	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 6LYFT.COM CA
02/05	10.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 6LYFT.COM CA
02/05	11.49	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 6LYFT.COM CA
02/05	11.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
02/05	20.22	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 7LYFT.COM CA
02/05	4.50	9265 DBT PURCHASE - OZHX6T LYFT *CANCEL FEELYFT.COM CA
02/05	95.49	0298 DBT PURCHASE - 292830 DNH*GODADDY.CO TEMPE AZ
02/05	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 3LYFT.COM CA
02/05	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 4LYFT.COM CA
02/05	21.58	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 4LYFT.COM CA
02/05	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 5LYFT.COM CA
02/05	12.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 5LYFT.COM CA
02/05	10.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 9LYFT.COM CA
02/05	45.24	0298 POS DEBIT - 000001 AMAZON.COM*RB5 SEATTLE WA
02/05	148.97	0298 POS DEBIT - 000001 AMAZON.COM*R21 SEATTLE WA
02/05	87.19	0298 POS DEBIT - 000001 AMAZON.COM*R20 SEATTLE WA
02/05	53.59	0298 POS DEBIT - 000001 AMAZON.COM*R28 SEATTLE WA
02/05	89.54	0298 POS DEBIT - 000001 AMAZON.COM*RB3 SEATTLE WA
02/05	92.43	0298 POS DEBIT - 000001 AMAZON.COM*R24 SEATTLE WA
02/05	65.23	0298 POS DEBIT - 000001 AMAZON.COM*R24 SEATTLE WA
02/05	78.41	0298 POS DEBIT - 000001 AMAZON.COM*R28 SEATTLE WA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 36 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
02/05	148.97	0298 POS DEBIT - 000001 AMAZON.COM*R24 SEATTLE WA
02/05	17.99	0298 POS DEBIT - 000001 AMAZON.COM*R22 SEATTLE WA
02/06	21.75	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 6LYFT.COM CA
02/06	90.00	0298 DBT PURCHASE - 8610 RUSTICI SOFTWA FRANKLIN TN
02/06	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
02/06	19.16	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 6LYFT.COM CA
02/06	17.73	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 8LYFT.COM CA
02/06	19.98	0298 POS DEBIT - 000001 AMAZON.COM*RB0 SEATTLE WA
02/06	3,175.02	0298 DBT PURCHASE - I01QQM UXPIN.COM SUBS LAS VEGAS NV
02/06	13.28	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
02/06	12.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
02/06	60.32	0298 POS DEBIT - 000001 AMAZON.COM*RB4 SEATTLE WA
02/06	12.12	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
02/07	2,068.82	0298 DBT PURCHASE - 001030 VONAGE *PRICE+ 866-243-43 57 NJ
02/07	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
02/07	47.20	0298 DBT PURCHASE - 1D8UOI SQ *MAVERICK S Johns Cree k GA
02/07	27.62	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
02/07	11.04	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
02/07	18.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 7LYFT.COM CA
02/07	20.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 8LYFT.COM CA
02/07	84.48	0298 POS DEBIT - 000001 AMAZON.COM*RB9 SEATTLE WA
02/07	115.33	0298 POS DEBIT - 000001 AMAZON.COM*RB1 SEATTLE WA
02/07	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 9LYFT.COM CA
02/07	53.59	0298 POS DEBIT - 000001 AMAZON.COM*RB6 SEATTLE WA
02/07	21.18	0298 POS DEBIT - 000001 AMAZON.COM*RB1 SEATTLE WA
02/07	42.29	0298 POS DEBIT - 000001 AMAZON.COM*R24 SEATTLE WA
02/07	53.59	0298 POS DEBIT - 000001 AMAZON.COM*RB3 SEATTLE WA
02/07	12.73	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 9LYFT.COM CA
02/07	53.59	0298 POS DEBIT - 000001 AMAZON.COM*RB7 SEATTLE WA
02/07	49.88	0298 POS DEBIT - 000001 AMAZON.COM*RB2 SEATTLE WA
02/07	49.88	0298 POS DEBIT - 000001 AMAZON.COM*R26 SEATTLE WA
02/07	53.59	0298 POS DEBIT - 000001 AMAZON.COM*RB7 SEATTLE WA
02/07	64.49	0298 POS DEBIT - 000001 AMAZON.COM*RB5 SEATTLE WA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 37 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
02/07	56.80	0298 POS DEBIT - 000001 AMAZON.COM*R24 SEATTLE WA
02/07	19.99	0298 POS DEBIT - 000001 AMAZON.COM*R20 SEATTLE WA
02/07	53.58	0298 POS DEBIT - 000001 AMAZON.COM*R25 SEATTLE WA
02/07	19.98	0298 POS DEBIT - 000001 AMAZON.COM*RB8 SEATTLE WA
02/07	113.40	0298 POS DEBIT - 000001 AMAZON.COM*RB8 SEATTLE WA
02/07	45.24	0298 POS DEBIT - 000001 AMAZON.COM*RB8 SEATTLE WA
02/07	12.87	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 4LYFT.COM CA
02/07	53.86	0298 POS DEBIT - 000001 AMAZON.COM*RB2 SEATTLE WA
02/08	500.00	0298 DBT PURCHASE - 999999 Google ADS3490 Mountain V iewCA
02/08	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
02/08	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 5LYFT.COM CA
02/08	21.41	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 5LYFT.COM CA
02/08	17.54	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 5LYFT.COM CA
02/08	65.22	0298 POS DEBIT - 000001 AMAZON.COM*R22 SEATTLE WA
02/08	11.01	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 9LYFT.COM CA
02/08	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
02/09	163.21	0298 DBT PURCHASE - 999999 FIREHOUSE SUBS JOHNS CREE K GA
02/09	127.90	0298 DBT PURCHASE - 847305 CINTAS CORP MASON OH
02/09	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
02/09	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
02/09	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 9LYFT.COM CA
02/09	221.43	0298 POS DEBIT - 003 IN AJR PA MARIETTA GA
02/09	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 3LYFT.COM CA
02/12	312.00	0298 DBT PURCHASE - F2OZBO MURF.AI SALT LAKE CITUT
02/12	150.00	0298 DBT PURCHASE - ZSQ12I TWILIO INC SAN FRANCI SCOCA
02/12	500.00	0298 DBT PURCHASE - 999999 Google ADS3490 Mountain V iewCA
02/12	618.20	9265 DBT PURCHASE - 281014 UNITED 016236UNITED.COM TX
02/12	666.15	9265 DBT PURCHASE - 261014 UNITED 016236UNITED.COM TX
02/12	1,435.50	9265 DBT PURCHASE - 201008 HOTELSCOM7275649 WA
02/12	500.07	0298 DBT PURCHASE - 999999 Indeed 8894911 Austin TX
02/12	157.08	9265 DBT PURCHASE - 281008 HOTELSCOM7275650 WA
02/12	737.20	9265 DBT PURCHASE - 216340 AMERICAN AIR001211FORT WORTH TX
02/12	117.52	9265 DBT PURCHASE - 291009 HOTELSCOM7275651 WA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 38 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
02/12	781.77	9265 DBT PURCHASE - 291009 HOTELSCOM7275651 WA
02/12	215.96	9265 DBT PURCHASE - 271016 SOUTHWES 526225800-435-97 92 TX
02/12	215.96	9265 DBT PURCHASE - 291016 SOUTHWES 526225800-435-97 92 TX
02/12	20.00	9265 DBT PURCHASE - 281016 SWA*EARLYBRD5264 92 TX
02/12	20.00	9265 DBT PURCHASE - 201016 SWA*EARLYBRD5264 92 TX
02/12	20.00	9265 DBT PURCHASE - 241016 SWA*EARLYBRD5264 92 TX
02/12	20.00	9265 DBT PURCHASE - 221016 SWA*EARLYBRD5264 92 TX
02/12	1,045.20	9265 DBT PURCHASE - 261009 HOTELSCOM7275652 WA
02/12	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 2LYFT.COM CA
02/12	12.91	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 6LYFT.COM CA
02/12	248.33	0298 DBT PURCHASE - 999999 MICROSOFT*Ads- Las Vegas NV
02/12	23.76	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
02/12	18.72	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
02/12	500.00	0298 DBT PURCHASE - 999999 Google ADS5736 Mountain V iewCA
02/12	18.55	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
02/12	20.69	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
02/12	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
02/12	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 2LYFT.COM CA
02/12	20.69	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 3LYFT.COM CA
02/12	18.21	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 3LYFT.COM CA
02/12	10.92	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 4LYFT.COM CA
02/12	12.78	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 6LYFT.COM CA
02/12	27.38	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 6LYFT.COM CA
02/12	2,508.04	0298 POS DEBIT - 008444 MICROSOFT*ADS- MSBILL.INF O NV
02/12	25.52	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 9LYFT.COM CA
02/12	28.92	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 1LYFT.COM CA
02/12	20.63	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 3LYFT.COM CA
02/12	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 4LYFT.COM CA
02/12	11.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 4LYFT.COM CA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 39 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
02/12	21.71	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 5LYFT.COM CA
02/12	19.66	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 6LYFT.COM CA
02/12	11.11	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 9LYFT.COM CA
02/12	33.60	0298 POS DEBIT - 000001 AMAZON.COM*RB8 SEATTLE WA
02/12	51.32	0298 POS DEBIT - 000001 AMAZON.COM*RB5 SEATTLE WA
02/12	65.22	0298 POS DEBIT - 000001 AMAZON.COM*RB0 SEATTLE WA
02/12	141.93	0298 POS DEBIT - 000001 AMAZON.COM*RI9 SEATTLE WA
02/12	53.59	0298 POS DEBIT - 000001 AMAZON.COM*RI7 SEATTLE WA
02/12	65.23	0298 POS DEBIT - 000001 AMAZON.COM*RB2 SEATTLE WA
02/12	11.74	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 3LYFT.COM CA
02/13	14.88	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 8LYFT.COM CA
02/13	2,000.00	0298 DBT PURCHASE - 999999 AFP*Society fo Chicago IL
02/13	27.99	0298 DBT PURCHASE - 292830 DNH*GODADDY.CO TEMPE AZ
02/13	708.70	0298 DBT PURCHASE - 001 DNS MADE EASY 212-623-43 40 VA
02/13	44.57	0298 DBT PURCHASE - 001 DNS MADE EASY 212-623-43 40 VA
02/13	210.78	0298 DBT PURCHASE - 001 DNS MADE EASY 212-623-43 40 VA
02/13	30.00	0298 DBT PURCHASE - 999999 USCIS $30 FAIL WASHINGTON DC
02/13	30.00	0298 DBT PURCHASE - 999999 USCIS $30 FAIL WASHINGTON DC
02/13	375.00	0298 DBT PURCHASE - HWCPWL KLAVIYO INC. S BOSTON MA
02/13	30.71	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 4LYFT.COM CA
02/13	500.00	0298 DBT PURCHASE - 999999 Google ADS3490 Mountain V iewCA
02/13	16.49	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 6LYFT.COM CA
02/13	18.17	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 8LYFT.COM CA
02/13	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
02/13	235.04	9265 DBT PURCHASE - 201038 HOTELSCOM7275939 WA
02/13	174.02	9265 DBT PURCHASE - 261039 HOTELSCOM7275941 WA
02/13	118.29	9265 DBT PURCHASE - 201039 HOTELSCOM7275941 WA
02/14	151.70	0298 DBT PURCHASE - 999999 Twilio V7LSHFB San Franci scoCA
02/14	1,027.19	9265 DBT PURCHASE - 281045 UNITED 016236UNITED.COM TX
02/14	775.19	9265 DBT PURCHASE - 256340 AMERICAN AIR001211FORT WORTH TX

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 40 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
02/14	443.20	9265 DBT PURCHASE - 261045 UNITED 016236UNITED.COM TX
02/14	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
02/14	59.00	0298 DBT PURCHASE - UOFYXM REWIND SOFTWAR OTTAWA ON
02/14	30.00	0298 DBT PURCHASE - 999999 USCIS $30 FAIL WASHINGTON DC
02/14	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
02/14	12.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 6LYFT.COM CA
02/14	22.95	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 8LYFT.COM CA
02/14	12.86	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 9LYFT.COM CA
02/14	19.99	0298 POS DEBIT - 000001 AMAZON.COM*RI1 SEATTLE WA
02/14	59.89	0298 POS DEBIT - 000001 AMAZON.COM*RI8 SEATTLE WA
02/14	54.31	0298 POS DEBIT - 000001 AMAZON.COM*RI4 SEATTLE WA
02/14	54.32	0298 POS DEBIT - 000001 AMAZON.COM*RI0 SEATTLE WA
02/14	53.59	0298 POS DEBIT - 000001 AMAZON.COM*RI1 SEATTLE WA
02/14	158.59	0298 POS DEBIT - 000001 AMAZON.COM*RI6 SEATTLE WA
02/14	59.89	0298 POS DEBIT - 000001 AMAZON.COM*RI7 SEATTLE WA
02/14	75.48	0298 POS DEBIT - 000001 AMAZON.COM*RI8 SEATTLE WA
02/14	72.00	0298 POS DEBIT - 000001 AMAZON.COM*RI8 SEATTLE WA
02/14	29.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 1LYFT.COM CA
02/14	59.89	0298 POS DEBIT - 000001 AMAZON.COM*RI1 SEATTLE WA
02/14	69.19	0298 POS DEBIT - 000001 AMAZON.COM*RB2 SEATTLE WA
02/14	39.70	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 3LYFT.COM CA
02/14	64.97	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 3LYFT.COM CA
02/14	65.79	0298 POS DEBIT - 000001 AMAZON.COM*RI1 SEATTLE WA
02/14	35.62	0298 POS DEBIT - 000001 AMAZON.COM*RB6 SEATTLE WA
02/14	108.05	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 5LYFT.COM CA
02/14	314.32	0298 POS DEBIT - 000000 AMAZON.COM*RI5 SEATTLE WA
02/14	53.59	0298 POS DEBIT - 000001 AMAZON.COM*RB1 SEATTLE WA
02/14	1.71	FOREIGN CURRENCY FEE - UOFYXM REWIND SOFTWAR OTTAWA ON
02/15	2,265.12	0298 DBT PURCHASE - 000000 DMI* DELL BUS ROUND ROCK TX
02/15	44.34	0298 DBT PURCHASE - 292830 DNH*GODADDY.CO TEMPE AZ
02/15	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
02/15	36.96	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 3LYFT.COM CA
02/15	5,670.66	9265 DBT PURCHASE - 211051 EXTENDEDSTAY #9812ALPHARETTA GA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 41 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
02/15	18.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 6LYFT.COM CA
02/15	19.72	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 7LYFT.COM CA
02/15	500.00	0298 DBT PURCHASE - 999999 Google ADS3490 Mountain V iewCA
02/15	13.08	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 9LYFT.COM CA
02/15	15.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 9LYFT.COM CA
02/15	10.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 9LYFT.COM CA
02/15	57.89	0298 POS DEBIT - 000001 AMAZON.COM*RB8 SEATTLE WA
02/15	247.80	0298 POS DEBIT - 000001 AMAZON.COM*RB4 SEATTLE WA
02/15	16.94	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
02/15	11.80	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
02/16	127.90	0298 DBT PURCHASE - 847305 CINTAS CORP MASON OH
02/16	11.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 5LYFT.COM CA
02/16	11.87	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 6LYFT.COM CA
02/16	21.62	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 8LYFT.COM CA
02/16	6.00	9265 DBT PURCHASE - OZHX6T LYFT *CANCEL FEELYFT.COM CA
02/16	21.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 9LYFT.COM CA
02/16	11.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 9LYFT.COM CA
02/16	53.59	0298 POS DEBIT - 000001 AMAZON.COM*RW8 SEATTLE WA
02/16	56.85	0298 POS DEBIT - 000001 AMAZON.COM*RI9 SEATTLE WA
02/16	83.18	0298 POS DEBIT - 000001 AMAZON.COM*RW0 SEATTLE WA
02/20	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
02/20	127.07	0298 DBT PURCHASE - 0089 SAMSCLUB.COM 888-746-77 26 AR
02/20	511.20	9265 DBT PURCHASE - 471480 DELTA AIR 006221800-221121 2 CA
02/20	185.33	9265 DBT PURCHASE - 221063 HOTELSCOM7276156 WA
02/20	191.31	9265 DBT PURCHASE - 201063 HOTELSCOM7276157 WA
02/20	11.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 5LYFT.COM CA
02/20	11.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 6LYFT.COM CA
02/20	14.70	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 6LYFT.COM CA
02/20	191.61	0298 DBT PURCHASE - 999999 GOOGLE *GSUITE
		650-253-00 00 CA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 42 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
02/20	11.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 7LYFT.COM CA
02/20	19.98	0298 POS DEBIT - 000001 AMAZON.COM*RW2 SEATTLE WA
02/20	62.98	9265 DBT PURCHASE - 291053 Staples Inc staples.co m MA
02/20	19.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
02/20	11.80	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
02/20	34.10	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
02/20	11.79	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 1LYFT.COM CA
02/20	26.89	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 3LYFT.COM CA
02/20	13.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 3LYFT.COM CA
02/20	11.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 5LYFT.COM CA
02/20	16.34	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 5LYFT.COM CA
02/20	500.00	0298 DBT PURCHASE - 999999 Google ADS3490 Mountain V iewCA
02/20	24.32	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 5LYFT.COM CA
02/20	29.60	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 6LYFT.COM CA
02/20	11.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 7LYFT.COM CA
02/20	19.23	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 7LYFT.COM CA
02/20	14.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 8LYFT.COM CA
02/20	12.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 9LYFT.COM CA
02/20	15.07	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SAT 9LYFT.COM CA
02/20	787.72	9265 DBT PURCHASE - 291053 Staples Inc staples.co m MA
02/20	2,503.94	0298 DBT PURCHASE - 999999 MICROSOFT*Ads- Las Vegas NV
02/20	23.80	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 8LYFT.COM CA
02/20	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
02/20	23.53	9265 DBT PURCHASE - OZHX6T LYFT *RIDE SUN 1LYFT.COM CA
02/20	1,416.61	0298 POS DEBIT - 000010 DNH*GODADDY.COM TEMPE AZ
02/20	18.01	0298 POS DEBIT - 000001 AMAZON.COM*RI0 SEATTLE WA
02/20	54.32	0298 POS DEBIT - 000001 AMAZON.COM*RI7 SEATTLE WA
02/20	11.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 2LYFT.COM CA
02/20	13.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 2LYFT.COM CA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 43 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
02/20	16.16	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 3LYFT.COM CA
02/20	14.75	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 4LYFT.COM CA
02/20	22.36	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 6LYFT.COM CA
02/20	87.19	0298 POS DEBIT - 000001 AMAZON.COM*RI0 SEATTLE WA
02/20	20.68	9265 DBT PURCHASE - OZHX6T LYFT *RIDE MON 8LYFT.COM CA
02/20	127.90	9257 DBT PURCHASE - 847305 CINTAS CORP 972-996790 0 OH
02/20	11.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
02/20	16.73	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 9LYFT.COM CA
02/20	190.97	9265 DBT PURCHASE - 291093 HOTELSCOM7276450 WA
02/20	19.99	0298 POS DEBIT - 000001 AMAZON.COM*RW3 SEATTLE WA
02/20	19.99	0298 POS DEBIT - 000001 AMAZON.COM*RW3 SEATTLE WA
02/20	64.49	0298 POS DEBIT - 000001 AMAZON.COM*RI2 SEATTLE WA
02/20	19.99	0298 POS DEBIT - 000001 AMAZON.COM*RW4 SEATTLE WA
02/20	71.68	0298 POS DEBIT - 000001 AMAZON.COM*RW2 SEATTLE WA
02/20	102.73	0298 POS DEBIT - 000001 AMAZON.COM*RW1 SEATTLE WA
02/20	35.62	0298 POS DEBIT - 000001 AMAZON.COM*RW0 SEATTLE WA
02/20	54.32	0298 POS DEBIT - 000001 AMAZON.COM*RW5 SEATTLE WA
02/20	16.97	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
02/21	13.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 8LYFT.COM CA
02/21	621.20	9265 DBT PURCHASE - 471480 DELTA AIR 006221800-221121 2 CA
02/21	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
02/21	500.00	0298 DBT PURCHASE - 999999 Google ADS3490 Mountain V iewCA
02/21	22.90	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 6LYFT.COM CA
02/21	21.84	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 6LYFT.COM CA
02/21	64.95	0298 POS DEBIT - 000001 AMAZON.COM*RW6 SEATTLE WA
02/21	76.73	0298 POS DEBIT - 000001 AMAZON.COM*RW3 SEATTLE WA
02/21	500.00	0298 DBT PURCHASE - 999999 Google ADS5736 Mountain V iewCA
02/21	60.89	0298 POS DEBIT - 000001 AMAZON.COM*RI5 SEATTLE WA
02/21	760.01	0298 DBT PURCHASE - LY1PDA ZOOM.US 888-79 SAN JOSE CA
02/21	144.22	0298 POS DEBIT - 000000 AMAZON.COM*RW5 SEATTLE WA
02/21	11.81	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 9LYFT.COM CA
02/21	40.90	0298 POS DEBIT - 000001 AMAZON.COM*RW9 SEATTLE WA
02/21	164.86	0298 POS DEBIT - 003 IN AJR PA MARIETTA GA
02/21	137.38	0298 POS DEBIT - 003 IN AJR PA MARIETTA GA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 44 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
02/21	17.91	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 1LYFT.COM CA
02/21	60.89	0298 POS DEBIT - 000001 AMAZON.COM*RI4 SEATTLE WA
02/21	64.49	0298 POS DEBIT - 000001 AMAZON.COM*RW2 SEATTLE WA
02/21	10.94	9265 DBT PURCHASE - OZHX6T LYFT *RIDE TUE 5LYFT.COM CA
02/21	16.85	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 5LYFT.COM CA
02/22	29.31	0298 DBT PURCHASE - 000000 JERSEY MIKES O MANASQUAN NJ
02/22	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
02/22	13.93	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 4LYFT.COM CA
02/22	14.29	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 6LYFT.COM CA
02/22	15.39	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 9LYFT.COM CA
02/22	14.91	9265 DBT PURCHASE - OZHX6T LYFT *RIDE WED 1LYFT.COM CA
02/22	33.60	0298 POS DEBIT - 000001 AMAZON.COM*RI0 SEATTLE WA
02/22	19.99	0298 POS DEBIT - 000001 AMAZON.COM*RI2 SEATTLE WA
02/22	40.90	0298 POS DEBIT - 000001 AMAZON.COM*RW5 SEATTLE WA
02/22	60.89	0298 POS DEBIT - 000001 AMAZON.COM*RW9 SEATTLE WA
02/22	60.88	0298 POS DEBIT - 000001 AMAZON.COM*RW7 SEATTLE WA
02/22	18.01	0298 POS DEBIT - 000001 AMAZON.COM*RI4 SEATTLE WA
02/22	68.36	0298 POS DEBIT - 000001 AMAZON.COM*RW4 SEATTLE WA
02/22	75.55	0298 POS DEBIT - 000001 AMAZON.COM*RI7 SEATTLE WA
02/22	17.65	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 1LYFT.COM CA
02/22	84.47	0298 POS DEBIT - 000001 AMAZON.COM*RW3 SEATTLE WA
02/22	11.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 1LYFT.COM CA
02/22	33.60	0298 POS DEBIT - 000001 AMAZON.COM*RW4 SEATTLE WA
02/22	71.07	0298 POS DEBIT - 000001 AMAZON.COM*RZ1 SEATTLE WA
02/23	127.90	0298 DBT PURCHASE - 847305 CINTAS CORP MASON OH
02/23	1,005.20	9265 DBT PURCHASE - 241016 UNITED 016236UNITED.COM TX
02/23	798.67	9265 DBT PURCHASE - 221016 UNITED 016236UNITED.COM TX
02/23	468.20	9265 DBT PURCHASE - 276340 AMERICAN AIR001211FORT WORTH TX
02/23	.99	0298 DBT PURCHASE - 999999 APPLE.COM/BILL 866-712-77 53 CA
02/23	494.95	9265 DBT PURCHASE - 251017 SOUTHWES 526226800-435-97 92 TX
02/23	20.00	9265 DBT PURCHASE - 201017 SWA*EARLYBRD5264 92 TX
02/23	20.00	9265 DBT PURCHASE - 271017 SWA*EARLYBRD5264 92 TX
02/23	130.40	0298 DBT PURCHASE - IMWXST ATLASSIAN SAN FRANCISCOCA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 45 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
02/23	16.99	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 3LYFT.COM CA
02/23	500.00	0298 DBT PURCHASE - 999999 Google ADS3490 Mountain V iewCA
02/23	13.77	9265 DBT PURCHASE - OZHX6T LYFT *RIDE THU 6LYFT.COM CA
02/23	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
02/23	136.40	9265 DBT PURCHASE - 251017 HOTELSCOM7276664 WA
02/23	13.80	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 9LYFT.COM CA
02/23	12.09	9265 DBT PURCHASE - OZHX6T LYFT *RIDE FRI 9LYFT.COM CA
02/23	483.96	9265 DBT PURCHASE - 231017 SOUTHWES 526226800-435-97 92 TX
02/23	25.00	9265 DBT PURCHASE - 211017 SWA*EARLYBRD5264 92 TX
02/23	25.00	9265 DBT PURCHASE - 291017 SWA*EARLYBRD5264 92 TX
02/23	312.13	9265 DBT PURCHASE - 291017 HOTELSCOM7276667 WA
02/26	755.37	0298 DBT PURCHASE - 000 Staples Inc staples.co m MA
02/26	949.20	0298 DBT PURCHASE - 000000 WEB*NETWORKSOL JACKSONVIL LE FL
02/26	838.19	9265 DBT PURCHASE - 261024 UNITED 016236UNITED.COM TX
02/26	219.98	9265 DBT PURCHASE - 211026 SOUTHWES 526226800-435-97 92 TX
02/26	20.00	9265 DBT PURCHASE - 271026 SWA*EARLYBRD5264 92 TX
02/26	159.98	9265 DBT PURCHASE - 251026 SOUTHWES 526226800-435-97 92 TX
02/26	20.00	9265 DBT PURCHASE - 291026 SWA*EARLYBRD5264 92 TX
02/26	3,502.00	0298 DBT PURCHASE - 999999 BISA WASHINGTON DC
02/26	57.99	0298 DBT PURCHASE - 769373 TERRAZAS BAR & JOHNS CREE K GA
02/26	11.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
02/26	11.77	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
02/26	13.77	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
02/26	13.77	7062 DBT PURCHASE - OZHX6T LYFT *RIDE F SAN FRANCI SCOCA
02/26	163.24	0298 DBT PURCHASE - 0001 STERICYCLE INC BANNOCKBUR N IL
02/26	157.93	0298 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
02/26	673.35	9265 DBT PURCHASE - 289476 HYATT HOTELS JOHNS CREE K GA
02/26	51.11	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	199.00	0298 DBT PURCHASE - JGPB8W SHOGUN WALNUT CA
02/26	13.67	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCISCOCA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 46 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
02/26	500.00	0298 DBT PURCHASE - 999999 Google ADS6035 Mountain V iewCA
02/26	599.99	0298 DBT PURCHASE - PHLJXU REPORTURI 500K CLITHEROE
02/26	12.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	48.29	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	20.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	12.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	42.63	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	22.94	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	80.98	0298 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
02/26	36.57	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	23.92	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	28.00	0298 DBT PURCHASE - 000000 PAYPRO PUBLER 8883174868 NY
02/26	19.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	47.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	21.96	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	33.79	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	18.65	7062 DBT PURCHASE - OZHX6T LYFT *RIDE S SAN FRANCI SCOCA
02/26	69.26	0298 POS DEBIT - 000001 AMAZON.COM*RW6 SEATTLE WA
02/26	54.32	0298 POS DEBIT - 000001 AMAZON.COM*RW6 SEATTLE WA
02/26	54.98	0298 POS DEBIT - 000001 AMAZON.COM*RW0 SEATTLE WA
02/26	55.52	0298 POS DEBIT - 000001 AMAZON.COM*RZ2 SEATTLE WA
02/26	40.48	0298 POS DEBIT - 000001 AMAZON.COM*RZ8 SEATTLE WA
02/26	33.60	0298 POS DEBIT - 000001 AMAZON.COM*RZ2 SEATTLE WA
02/26	16.99	0298 POS DEBIT - 000001 AMAZON.COM*RW2 SEATTLE WA
02/26	17.39	FOREIGN CURRENCY FEE - PHLJXU REPORTURI 500K CLITHEROE
02/27	39.98	0298 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
02/27	11.77	7062 DBT PURCHASE - OZHX6T LYFT *RIDE M SAN FRANCI SCOCA
02/27	15.14	7062 DBT PURCHASE - OZHX6T LYFT *RIDE M SAN FRANCI SCOCA
02/27	900.00	0298 DBT PURCHASE - 999999 FACEBK 5D7N4ZX Menlo Park CA

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 47 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Date	Amount	Description
ATM/Purchases (Continued)
02/27	500.00	0298 DBT PURCHASE - 999999 Google ADS3490 Mountain V iewCA
02/27	13.77	7062 DBT PURCHASE - OZHX6T LYFT *RIDE M SAN FRANCI SCOCA
02/27	900.00	0298 DBT PURCHASE - 999999 FACEBK BJXM824 Menlo Park CA
02/27	13.93	7062 DBT PURCHASE - OZHX6T LYFT *RIDE M SAN FRANCI SCOCA
02/27	900.00	0298 DBT PURCHASE - 999999 FACEBK AXCCCZF Menlo Park CA
02/27	22.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE M SAN FRANCI SCOCA
02/27	900.00	0298 DBT PURCHASE - 999999 FACEBK 6E4SA2Q Menlo Park CA
02/27	19.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE M SAN FRANCI SCOCA
02/27	900.00	0298 DBT PURCHASE - 999999 FACEBK GWMFCZF Menlo Park CA
02/27	16.81	7062 DBT PURCHASE - OZHX6T LYFT *RIDE M SAN FRANCI SCOCA
02/27	14.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE M SAN FRANCI SCOCA
02/27	51.32	0298 POS DEBIT - 000001 AMAZON.COM*RZ9 SEATTLE WA
02/27	21.19	0298 POS DEBIT - 000001 AMAZON.COM*RZ3 SEATTLE WA
02/27	42.99	0298 POS DEBIT - 000001 AMAZON.COM*RZ2 SEATTLE WA
02/28	61.71	0298 DBT PURCHASE - 999999 Twilio FBG6XKN San Franci scoCA
02/28	73.06	0298 DBT PURCHASE - 634371 CHERRY STREET ALPHARETTA GA
02/28	7,000.00	0298 DBT PURCHASE - 0676 ACP-AMER COLLE PHILADELPH IA PA
02/28	49.90	0298 DBT PURCHASE - 000010 WEB*NETWORKSOL JACKSONVIL LE FL
02/28	32.27	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
02/28	981.57	0298 DBT PURCHASE - 999999 FACEBK 2MHU4ZT Menlo Park CA
02/28	15.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
02/29	11.77	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
02/29	16.68	7062 DBT PURCHASE - OZHX6T LYFT *RIDE T SAN FRANCI SCOCA
02/29	15.99	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
02/29	16.68	7062 DBT PURCHASE - OZHX6T LYFT *RIDE W SAN FRANCI SCOCA
Other Debits
02/01	18,442.90	OUTGOING WIRE TRANSFER (MTS NO.240201014342)
02/01	24,986.30	COMM OF MASS EFT MA DOR PAY 240131 1609699008

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 48 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
02/01	17,006.92	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	15,909.09	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	14,372.00	STATE OF CT DRS BUS DIRPAY 240201 5239055
02/01	11,153.00	CA DEPT TAX FEE CDTFA EPMT 240131 17070260
02/01	10,767.00	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	8,924.56	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	8,612.63	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	6,953.00	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	3,737.25	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	3,478.19	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	3,353.44	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	3,229.20	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	3,060.00	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	2,884.62	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	2,600.00	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	2,400.00	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	2,247.20	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	1,995.34	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	1,980.00	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	1,875.00	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	1,745.96	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	1,686.87	UTAH801/297-7703 TAX PAYMNT 240201 138696832
02/01	1,600.00	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	1,360.00	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	1,348.00	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	1,200.00	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	997.50	EBIX INC 2705 ACH TRANS 240201 -SETT-DIGI BANK
02/01	776.87	NEVADA TAX 8669623707 020124 2S1XA7DYDVO2R8I
02/01	17.72	BRAINTREE FUNDING 240201 JG5ZQT
02/01	1,320,561.05	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
02/02	2,394.40	OUTGOING WIRE TRANSFER
		(MTS NO.240202001048)
02/02	224,568.00	EBIX EMPMED+DNTL CORP COLL 240202
02/02	40,115.02	BANKCARD MERCH FEES 240131 948907957005015
02/02	23,957.42	EBIX INC 2705 ACH TRANS 240202 -SETT-DIGI BANK
02/02	18,555.45	EBIX INC 2705 ACH TRANS 240202 -SETT-DIGI BANK
02/02	15,757.46	SUN LIFE CANADA PAYMENTREQ 240201 1184350
02/02	15,270.48	EBIX INC 2705 ACH TRANS 240202 -SETT-DIGI BANK
02/02	13,477.87	SUN LIFE CANADA PAYMENTREQ 240201 1184351
02/02	4,221.98	EBIX INC 2705 ACH TRANS 240202 -SETT-DIGI BANK
02/02	20.80	AUTHNET GATEWAY BILLING 240202 134303812
02/05	280.40	FEDERAL EXPRESS DEBIT 240202 EPA74593030
02/05	117.05	VS SERVICE 1040 REVERSAL 240131
02/06	389.00	LIST POST TOTAL (1)
02/06	1,265.00	EBIX INC CORP PYMNT 240206 240336544
02/07	6,884.90	OUTGOING WIRE TRANSFER
		(MTS NO.240207003684)
02/07	47,904.46	OUTGOING WIRE TRANSFER (MTS NO.240207010791)

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 49 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
02/07	122,423.01	EBIX EMPMED+DNTL CORP COLL 240207
02/07	111,778.61	EBIX, INC. JHTC 240207 9164875
02/07	107.89	BANKCARD MERCH CHBK 240206 948907957005015
02/09	3,200.00	LIST POST TOTAL (2)
02/09	7,500.00	OUTGOING WIRE TRANSFER (MTS NO.240209004815)
02/09	8,585.87	OUTGOING WIRE TRANSFER (MTS NO.240209004814)
02/09	137,754.55	OUTGOING WIRE TRANSFER (MTS NO.240209004812)
02/09	362,506.01	FIRST INSURANCE INSURANCE 240209 900-99953564
02/09	22,480.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	20,948.30	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	16,894.21	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	16,171.42	Sawnee Electric WEB PMTS 020924 GSWGYM
02/09	11,275.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	10,687.50	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	7,652.35	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	7,000.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	6,429.30	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	6,400.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	6,000.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	4,643.56	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	4,458.09	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	3,548.42	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	2,500.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	2,498.06	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	2,465.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,650.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,600.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,500.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,500.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,500.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,325.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,300.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,125.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,125.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,125.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,000.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,000.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,000.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,000.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,000.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,000.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,000.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	1,000.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	864.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	792.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	768.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24   Entered 03/21/24 18:04:24  Desc

Main Document Page 50 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
02/09	755.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	550.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	500.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	500.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	500.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	500.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	325.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	150.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	150.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	125.00	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/09	48.63	EBIX INC 2705 ACH TRANS 240209 -SETT-DIGI BANK
02/12	4,984.00	OUTGOING WIRE TRANSFER
		(MTS NO.240212004382)
02/12	6,276,000.00	OUTGOING WIRE TRANSFER
		(MTS NO.240212004380)
02/12	103,987.80	EBIX INC 2705 ACH TRANS 240212 -SETT-DIGI BANK
02/12	28,700.00	EBIX INC 2705 ACH TRANS 240212 -SETT-DIGI BANK
02/12	20,036.85	EBIX EMPMED+DNTL CORP COLL 240212
02/12	10,181.46	EBIX INC 2705 ACH TRANS 240212 -SETT-DIGI BANK
02/12	7,277.42	EBIX INC 2705 ACH TRANS 240212 -SETT-DIGI BANK
02/12	7,217.42	EBIX INC 2705 ACH TRANS 240212 -SETT-DIGI BANK
02/12	5,009.00	EBIX INC 2705 ACH TRANS 240212 -SETT-DIGI BANK
02/12	2,273.07	EBIX EMPMED+DNTL CORP COLL 240212
02/12	1,500.00	EBIX INC 2705 ACH TRANS 240212 -SETT-DIGI BANK
02/12	481.02	WASTE MANAGEMENT INTERNET 240209 043000092258224
02/12	385.97	FEDERAL EXPRESS DEBIT 240209 EPA74811488
02/12	98.42	BANKCARD MERCH CHBK 240209 948907957005015
02/12	44.99	BRAINTREE FUNDING 240212 DPNR2Y
02/13	3,329.74	EBIX INC CORP PYMNT 240213 240406252
02/13	1,606.00	EBIX INC 2705 ACH TRANS 240213 -SETT-DIGI BANK
02/13	629.73	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
02/14	100.00	LIST POST TOTAL (1)
02/14	5,209.33	OPTUM BANK DIR DEP 240214 720000208
02/15	200.00	OUTGOING WIRE TRANSFER
		(MTS NO.240215013722)
02/15	300.00	OUTGOING WIRE TRANSFER
		(MTS NO.240215013725)
02/15	2,000.00	OUTGOING WIRE TRANSFER
		(MTS NO.240215013724)
02/15	2,303.42	OUTGOING WIRE TRANSFER
		(MTS NO.240215013718)
02/15	40,000.00	OUTGOING WIRE TRANSFER
		(MTS NO.240215013720)
02/15	3,000.00	OUTGOING WIRE TRANSFER
		(MTS NO.240215013721)
02/15	30,000.00	OUTGOING WIRE TRANSFER
		(MTS NO.240215013719)
02/15	42,272.48	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	37,909.39	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453   Filed 03/21/24   Entered 03/21/24 18:04:24  Desc

Main Document  Page 51 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
02/15	25,000.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	18,468.82	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	18,207.99	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	14,739.33	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	12,949.23	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	9,839.26	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	9,590.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	9,240.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	7,725.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	7,000.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	6,000.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	5,000.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	5,000.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	4,867.50	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	4,499.30	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	3,563.65	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	2,884.62	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	2,772.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	2,465.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	2,180.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	1,800.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	1,600.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	1,600.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	1,240.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	1,225.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	1,196.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	1,160.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	1,000.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	1,000.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	1,000.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	880.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	750.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	680.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	642.55	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	608.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	584.45	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	500.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	500.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	450.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	413.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	400.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	384.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	250.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	250.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	250.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	200.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	180.61	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	180.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	140.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 52 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
02/15	125.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	120.00	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	46.73	EBIX INC 2705 ACH TRANS 240215 -SETT-DIGI BANK
02/15	1,158,750.95	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
02/16	890,157.09	OUTGOING WIRE TRANSFER (MTS NO.240216004119)
02/16	7,217.42	EBIX INC 2705 ACH TRANS 240216 -SETT-DIGI BANK
02/16	2,480.00	EBIX INC 2705 ACH TRANS 240216 -SETT-DIGI BANK
02/16	880.00	EBIX INC 2705 ACH TRANS 240216 -SETT-DIGI BANK
02/16	7,354.54	SERVICE CHARGE
02/20	292,683.33	EBIX EMPMED+DNTL CORP COLL 240220
02/20	33,205.73	EBIX INC 2705 ACH TRANS 240220 -SETT-DIGI BANK
02/20	17,384.76	STATE COMPTRLR TEXNET 240220 08071325/40219
02/20	7,200.00	EBIX INC 2705 ACH TRANS 240220 -SETT-DIGI BANK
02/20	2,643.15	EBIX INC CORP PYMNT 240220 240465238
02/20	1,610.00	EBIX INC 2705 ACH TRANS 240220 -SETT-DIGI BANK
02/20	1,500.00	EBIX INC 2705 ACH TRANS 240220 -SETT-DIGI BANK
02/20	1,099.00	IL DEPT OF REVEN EDI PYMNTS 240220 00001302749744
02/20	125.45	FEDERAL EXPRESS DEBIT 240216 EPA75024781
02/21	114,405.42	OUTGOING WIRE TRANSFER (MTS NO.240221005496)
02/21	374,077.18	OUTGOING WIRE TRANSFER
		(MTS NO.240221005497)
02/21	970,000.00	OUTGOING WIRE TRANSFER (MTS NO.240221005498)
02/21	47,676.39	OUTGOING WIRE TRANSFER (MTS NO.240221012242)
02/21	47,502.00	NYS DTF SALES Tax Paymnt 240221 000000108838715
02/21	15,000.00	COMMWLTHOFPAPATH PASTSALETX 240131 PATH8279264
02/21	5,618.13	IA DEPT OF REV IA REV PAY 240221 2107233
02/21	4,573.46	AZ DEPT OF REV CCDDIR.DBT 240221 100447218
02/21	4,271.12	SC DEPT REVENUE DEBIT 202402 14412927
02/21	3,091.31	MI Business Tax Payment 240220 SMIBUS010693840
02/21	1,523.65	FLA DEPT REVENUE C01 240221 9871547
02/21	970.00	MN DEPT OF REVEN MN Rev pay 240221 000000107021007
02/21	873.64	NC DEPT REVENUE TAX PYMT 240220 043000091642824
02/21	665.51	WI DEPT REVENUE TAXPAYMNT 240219 531108800
02/21	236.19	AL-DEPT OF REV DIRECT DBT 991231 854749504
02/21	143.61	DOR ITS PAYMENTS INDORITS 240220 7732792
02/21	110.55	ME BUREAU OF TAX INTRNET DR 240221 624052
02/21	47.56	AL ONESPOT TAX Alabama.go 240221 202466069074
02/21	336.54	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
02/21	5,825.60	DEPOSITED CHECK RETURNED
02/21	5,845.40	DEPOSITED CHECK RETURNED
02/22	4,340.00	LIST POST TOTAL (5)
02/22	6,548.24	OUTGOING WIRE TRANSFER (MTS NO.240222004872)

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 53 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
02/22	450.00	OUTGOING WIRE TRANSFER (MTS NO.240222009710)
02/22	94,660.46	OUTGOING WIRE TRANSFER (MTS NO.240222009711)
02/22	1,009,813.79	OUTGOING WIRE TRANSFER (MTS NO.240222011883)
02/22	156,599.53	EBIX EMPMED+DNTL CORP COLL 240222
02/22	112,392.63	EBIX, INC. JHTC 240222 9191724
02/22	33,155.65	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	21,922.99	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	21,054.15	COMMWLTHOFPAPATH PASTSALETX 240131 PATH8149645
02/22	10,225.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	10,171.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	10,000.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	9,470.44	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	8,500.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	8,200.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	7,100.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	6,477.00	TN STATE REVENUE TN TAP 240221 44597888
02/22	6,000.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	5,000.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	4,200.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	4,041.37	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	3,834.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	3,548.42	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	3,000.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	2,929.50	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	2,923.20	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	2,850.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	2,832.71	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	2,650.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	2,500.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	2,423.52	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	2,295.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	2,286.95	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	2,200.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,820.36	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,638.90	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,600.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,600.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,600.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,525.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,500.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,350.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,285.20	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,250.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,200.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,200.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 54 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
02/22	1,034.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,015.27	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,000.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	1,000.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	900.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	825.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	800.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	640.50	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	637.50	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	575.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	513.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	505.74	VA DEPT TAXATION TAX PAYMEN 240221 *****1975
02/22	500.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	500.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	490.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	480.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	400.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	400.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	400.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	375.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	350.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	238.00	STATE OF LOUISIA EPOSPYMNTS 240222 6242770001
02/22	200.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	200.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	170.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	150.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	150.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	100.00	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	55.81	EBIX INC 2705 ACH TRANS 240222 -SETT-DIGI BANK
02/22	629.73	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
02/23	460.00	LIST POST TOTAL (1)
02/23	6,548.24	OUTGOING WIRE TRANSFER (MTS NO.240223001183)
02/23	46,255.79	EBIX EMPMED+DNTL CORP COLL 240223
02/23	40,241.39	EBIX EMPMED+DNTL CORP COLL 240223
02/23	15,792.00	EBIX INC 2705 ACH TRANS 240223 -SETT-DIGI BANK
02/23	1,043.17	THE GUARDIAN MAR GP INS 022324 40736700SSG0000
02/26	28,265.43	AZ DEPT OF REV CCDDIR.DBT 240226 100447218
02/26	6,090.15	AZ DEPT OF REV CCDDIR.DBT 240226 100447218
02/26	4,814.70	OPTUM BANK DIR DEP 240226 720000208
02/26	202.20	FEDERAL EXPRESS DEBIT 240223 EPA75234571
02/26	336.54	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF
02/27	2,554.00	CA DEPT TAX FEE CDTFA EPMT 240226 17185535
02/27	2,223.80	EBIX INC CORP PYMNT 240227 240546236
02/27	105.03	KSDEPTOFREVENUE TAXDRAFTS 240227 004770021975F01
02/28	50,050.00	Corp E Corp E-CHECK 022724 0938068453
02/28	8,955.63	WA DEPT REVENUE TAX PYMT 240226 12881038

Please See Additional Information on Next Page

Case 23-80004-swe11  Doc 453  Filed 03/21/24  Entered 03/21/24 18:04:24  Desc

Main Document  Page 55 of 76

Business Checking w/Interest for XXXXXX-270-5 Continued

Debits (Continued) **

**May include checks that have been processed electronically by the payee/merchant.

Other Debits (Continued)
02/29	700.00	OUTGOING WIRE TRANSFER (MTS NO.240229013262)
02/29	1,406,319.00	OUTGOING WIRE TRANSFER (MTS NO.240229013260)
02/29	415,000.00	OUTGOING WIRE TRANSFER (MTS NO.240229013263)
02/29	92,534.73	EBIX EMPMED+DNTL CORP COLL 240227
02/29	34,180.90	COMM OF MASS EFT MA DOR PAY 240228 667250368
02/29	12,525.00	STATE OF CT DRS BUS DIRPAY 240229 5413800
02/29	8,653.86	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	6,118.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	3,990.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	3,762.50	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	2,940.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	2,450.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	1,848.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	1,400.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	1,225.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	952.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	840.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	840.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	840.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	700.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	700.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	700.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	700.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	700.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	700.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	700.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	525.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	500.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	420.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	420.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	280.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	210.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	175.00	EBIX INC 2705 ACH TRANS 240229 -SETT-DIGI BANK
02/29	1,315,329.39	TRANSFER TO CHECKING ACCT 060 6316483493 CTZTRF

Deposits & Credits			Total Deposits & Credits
Date	Amount	Description	+	12,340,748.36
02/01	88,994.40	ATHENE LIFE INS. PAYMENTS 240201 286571
02/01	56,033.00	TruStage CMFGL PYMT 240131 0000097062
02/01	51,159.25	NEW YORK LIFE MPP 020124 0991848302
02/01	35,755.48	LOCKBOX DEPOSIT
02/01	25,779.09	KNIGHTS OF COLUM APD0120240 240201 10012000000501
02/01	13,284.97	ZENITH AMERICAN DIRECT-PAY 240131 64008070

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Deposits & Credits (Continued)
Date	Amount	Description
02/01	10,462.50	Symetra Fina 02 PAYABLES 240201 EBIINC01
02/01	5,563.25	PACIFIC LIFE INS ACH 240131 AP0013314613
02/01	3,869.00	JOHNS HOPKINS AP TRADE PAY 240201
02/01	1,785.00	HD MOTOR COMPANY PAYMENT 240201
02/01	1,498.50	BANKCARD MERCH DEP 240131 948907957005015
02/01	667.50	LOCKBOX DEPOSIT
02/01	339.97	BRAINTREE FUNDING 240201 J5Q7V8
02/01	300.00	Angle & Fifth LL 4F5762BB48 240201 24013119460724
02/01	290.00	BANKCARD MERCH DEP 240131 948907957005015
02/01	175.29	BJ’S RESTAURANTS TRADE PAY 240131 EBIXIN
02/02	73,500.00	AMERICAN EXPRESS SETTLEMENT 240202 4103304663
02/02	51,333.93	Sysco Corporatio PAYMENTS 240202 AY-000063672632
02/02	43,490.32	LOCKBOX DEPOSIT
02/02	15,888.00	JOHNS HOPKINS AP TRADE PAY 240202
02/02	13,812.50	MASSACHUSETTS MU EXPENSES M 240201 EBIINC
02/02	10,238.50	BANKCARD MERCH DEP 240201 948907957005015
02/02	6,714.94	BANKCARD MERCH DEP 240201 948907957005015
02/02	4,000.00	SelectQuote IS Payment 240202 7366
02/02	3,058.30	RBC CAPITAL MARK PAYMENTS 240202
02/02	2,500.50	UBS BU BATCH 240202
02/02	2,089.11	Aon Corporation BK-7217555 240201 BK-7217555
02/02	1,798.32	CWI INC 01-FEB-24 020224 20252992
02/02	463.50	PS DEBIT PAYABLES 240202 EBIX
02/02	302.00	TruStage CMFGL PYMT 240201 0000097154
02/02	200.00	TOWN OF NORTH HA TNH ACH 240202 1640
02/02	117.05	VS SERVICE 1040 PAYMENTS 240131
02/02	69.94	JANNEY EXP REIMB 240201 E1402
02/02	54.54	BRAINTREE FUNDING 240202 35ZKNJ
02/02	39.00	OpenSesame Bill.com 240202 025KDCUHJCS4NFU
02/02	57,400.32	INCOMING WIRE TRANSFER (MTS NO.240202006117)
02/05	117,342.21	LOCKBOX DEPOSIT
02/05	47,678.60	*LINCOLN NATL INVOICE PY 240205 PMT-206915
02/05	33,600.00	SUN LIFE SLOC VENDOR PMT 240205 424850
02/05	25,429.67	AMERICAN EXPRESS SETTLEMENT 240205 1046396313
02/05	21,500.00	Kuvare Corporate OTHR 240202 12568
02/05	20,770.00	CETERA FINANCIAL ACHLB02022 240205 928428
02/05	14,367.36	WESTERN SOUTHERN EDI PYMNTS 240205 02000010468
02/05	9,373.67	GUIDANT GLOBAL I PAYABLES 240205 EBIX_CONS_LFG
02/05	3,000.00	PRUDENTIAL FINAN VEND PYMT 240205 104813
02/05	2,670.67	NFP CORPORATE SE AP PAYMENT 240202 4620-1235
02/05	2,638.19	Integrity Market Bill.com 240205 016JVJHLV38FIFA
02/05	2,287.66	WESTERN SOUTHERN EDI PYMNTS 240205 02000010467
02/05	2,098.00	CETERA FINANCIAL ACHLB02022 240205 928427
02/05	1,605.00	Kuvare Corporate OTHR 240202 12569
02/05	1,212.00	WESTERN SOUTHERN EDI PYMNTS 240205 02000010469
02/05	704.00	*LINCOLN NATL INVOICE PY 240205 PMT-206910
02/05	547.79	LOCKBOX DEPOSIT
02/05	539.17	LOCKBOX DEPOSIT
02/05	258.51	PURITY LIFE HEAL PAYMENT 240201 EBIX

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
02/05	165.83	FLYNN & COMPANY AP PAYMENT 240202 2605-1000
02/05	67.22	BRAINTREE FUNDING 240205 GY9FQT
02/05	64.06	FMR LLC US-JPM-CCD 020524 2544185
02/05	64.00	NATL INTEGRITY EDI PYMNTS 240205 00100000089
02/05	18.78	BRAINTREE FUNDING 240205 2QVKBD
02/05	12.03	BRAINTREE FUNDING 240205 HXGQNJ
02/06	87,414.40	LOCKBOX DEPOSIT
02/06	36,609.38	HSBC Bank USA, N 5240311434 240205 3193682
02/06	24,108.00	AMERICAN FAMILY PAYMENT 240205 240205EBIX INC
02/06	14,007.22	ZENITH AMERICAN DIRECT-PAY 240205 64386720
02/06	11,620.89	BANKCARD MERCH DEP 240205 948907957005015
02/06	6,846.37	INTUIT 35094375 BILL_PAY 020124 CLAREMONT INSUR
02/06	6,198.28	BANKCARD MERCH DEP 240205 948907957005015
02/06	4,229.80	MAYA ASSUR OPERA SYSTEMS 240206 EBIX
02/06	1,584.98	Marsh and McLenn PAYMENTS 240206 2492049
02/06	434.28	AMERICAN EXPRESS SETTLEMENT 240206 5430020156
02/06	303.94	AMERICAN EXPRESS SETTLEMENT 240206 1046396313
02/06	220.00	Star Financial B BankTEL 020624 1975
02/06	189.00	NFP CA INSURANCE AP PAYMENT 240205 4600-1107
02/06	37.18	Devon Energy Pro INV PAYMNT 240205 0070225116
02/06	29.71	BRAINTREE FUNDING 240206 34C62Y
02/06	28.73	BRAINTREE FUNDING 240206 9PQQ84
02/07	109,971.95	BANKCARD MERCH DEP 240206 948907957005015
02/07	52,920.00	XL CORPORATE PAYMENTS 240207 SX002771D324
02/07	36,195.83	LOCKBOX DEPOSIT
02/07	26,750.00	Kuvare Corporate OTHR 240206 12591
02/07	18,587.50	FMR LLC US-JPM-CCD 020724 2545475
02/07	6,447.00	GS PROPERTY Ebix 240207
02/07	6,167.00	WESTERN SOUTHERN EDI PYMNTS 240207 02000010515
02/07	5,000.00	EMPLOYEE BENEFIT ACH 020724 3101
02/07	3,516.00	WESTERN SOUTHERN EDI PYMNTS 240207 02000010516
02/07	3,145.72	VOLENTE INSURANC QUICKBOOKS 240207 631648270
02/07	3,000.00	ACS BENEFIT SERV INV PMT 240207
02/07	1,896.67	WACKER CHEMICAL PAYMENT 240207
02/07	1,622.96	RUBIOS RESTAURAN PAYABLES 020724 EBIX
02/07	1,080.00	Bkly Rsk Adm Co ACH 240206 AP0002311436
02/07	630.00	GRAY AND CO AP GRAY CO 240207 EBIX
02/07	575.30	ALG ADMIN SVCS ALG ACH 2 240207 141483
02/07	467.44	AMERICAN EXPRESS SETTLEMENT 240207 1046396313
02/07	172.44	BRAINTREE FUNDING 240207 2WDX2D
02/07	150.95	REDIRECT HEALTH VENDOR 240207
02/07	89.00	CENTERSTONEI4386 ACH0205AP 240207 DISB637791
02/07	76.24	BRAINTREE FUNDING 240207 4N62D4
02/07	389.00	ARP ADJUSTMENT CK1028 10 REFER TO MAKER 65584933
02/08	274,986.24	LOCKBOX DEPOSIT
02/08	120,902.00	KNIGHTS OF COLUM APD0120240 240208 10012000000613
02/08	46,745.64	JANNEY EXP REIMB 240207 E1402
02/08	38,432.53	BANKCARD MERCH DEP 240207 948907957005015

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
02/08	32,176.14	MWH CONSTRUCTORS AP PAYMENT 240208 EBI0001
02/08	27,551.69	DEPOSIT
02/08	22,127.90	FMR LLC US-JPM-CCD 020824 2546553
02/08	5,259.33	BALDWIN RISK PAR DIRECT-PAY 240207 64575657
02/08	3,650.00	EDWARD JONES EDI PYMNTS 240208 01619669
02/08	1,708.39	COUNTY OF NAPA DIRECT PAY 240208 101081
02/08	608.79	BANKCARD MERCH DEP 240207 948907957005015
02/08	434.82	AMERICAN EXPRESS SETTLEMENT 240208 1046396313
02/08	350.00	Navia Benefit So ACH BATCH 240208 V4880
02/08	130.66	EAC Brokerage In Insurance 240208 5630955742
02/08	89.00	BANKCARD MERCH DEP 240207 948907957005015
02/08	86.22	BRAINTREE FUNDING 240208 GYGMD4
02/08	28.73	BRAINTREE FUNDING 240208 4HM798
02/08	27.00	KY AGC SIF PAYABLES 240207 126177342674785
02/08	65.24	0298 POS CREDIT - 000001 AMAZON.COM SEATTLE WA
02/09	284,139.51	BANKCARD MERCH DEP 240208 948907957005015
02/09	240,042.00	JH LIFFE INS PAYMENT 020924 P10141494
02/09	83,119.26	BROWN & BROWN PAYMENTS 240208 EFT-01561032
02/09	27,243.06	TRUIST CRP TRUIST CRP 240208 0000403065
02/09	13,814.98	PENNMUTUAL 8885 WD ACH IP 240208 10012946
02/09	12,967.35	AMERICAN EXPRESS SETTLEMENT 240209 1046396313
02/09	4,827.91	AMERICAN INTER02 EDI PYMT 020824 2000004505
02/09	2,927.47	ADVISORNET FINAN PAYABLES 020824 EBIXXX9999
02/09	2,500.00	GROUP INS OPS PAYMENTS 240209 VEN00260
02/09	1,652.30	3 MARK FINANCIAL ACH Pmt 240209 11122241433
02/09	1,416.66	VALMARK FINANCIA PAYABLES 020824 EBIX
02/09	1,150.00	SYMPHONIC FINANC ACCT PAY 240208 665291081
02/09	1,071.00	Acrisure, LLC PAYMENTS 240208 000000000296952
02/09	792.08	ASIANA MANAGEMEN Payment 240209 EBIXI001
02/09	740.00	BRAKEBUSH BROTHE PAYABLES 240209
02/09	667.56	PAI-Operating Ac ACH Pmt 240208 00CTPAEBI
02/09	650.00	WEBCO INDUSTRIES Vendor Pmt 240209 0001006840
02/09	525.00	MAIN OPER ACCT NARS 240209 0358
02/09	525.00	ARROWHEADGENERAL PAYMENT 240208
02/09	426.00	MAIN OPER ACCT NARS 240209 0358
02/09	345.24	METRO AIRPORTS C APVENDORS 240207 277947
02/09	260.62	BROWN & BROWN PAYMENTS 240208 EFT-01561022
02/09	256.81	PROMEDICA HEALTH AP PAYMENT 240208 1000-0000012282
02/09	228.96	W US HOLDING COM ACH 240209 3520696
02/09	139.00	BANKCARD MERCH DEP 240208 948907957005015
02/09	76.93	BROWN & BROWN PAYMENTS 240208 EFT-01561025
02/09	69.55	LOCKBOX DEPOSIT
02/09	58.50	PROMEDICA HEALTH AP PAYMENT 240208 1000-0000012282
02/09	48.39	BANKCARD MERCH DEP 240208 948907957005015
02/09	19.00	BRAINTREE FUNDING 240209 37H8Z8
02/09	11.77	BROWN & BROWN PAYMENTS 240208 EFT-01561023
02/09	5.72	BROWN & BROWN PAYMENTS 240208 EFT-01561027
02/12	345,417.68	SUN LIFE SLOC VENDOR PMT 240212 425155
02/12	136,439.93	MAN LIFE INS PAYMENT 021224 P10150341

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
02/12	52,376.02	BANKCARD MERCH DEP 240209 948907957005015
02/12	27,129.90	JH LIFFE INS PAYMENT 021224 P10150363
02/12	22,596.25	LOCKBOX DEPOSIT
02/12	21,420.00	KPLLC7115 CORP PAY 240212
02/12	20,000.00	LUMEN HOLDINGS PAYMENT 021224 EBIX001
02/12	16,547.50	GUIDANT GLOBAL I PAYABLES 240212 EBIX_CONS_LFG
02/12	15,541.41	UPRR TRADE PAY 240212
02/12	11,447.20	SUMMIT CONSULTIN 175671 240212 744108
02/12	9,912.50	OTTER TAIL POWER OTP AP ACH 240212 116137
02/12	8,650.00	WESTERN SOUTHERN EDI PYMNTS 240212 02000010593
02/12	5,922.00	*LINCOLN NATL INVOICE PY 240212 PMT-206920
02/12	2,698.00	JPMORGAN CHASE B PAYMENT 240212
02/12	2,298.00	JOHNS HOPKINS AP TRADE PAY 240212
02/12	1,668.69	AMERICAN EXPRESS SETTLEMENT 240210 1046396313
02/12	868.67	BANKCARD MERCH DEP 240209 948907957005015
02/12	723.00	Acrisure, LLC PAYMENTS 240209 000000000297246
02/12	675.86	GEORGETOWN FINAN EBIX0124 240212
02/12	455.40	N.W. ELECTRIC PO AP ACH 240209 V05030
02/12	200.00	TAYLOR CORPORATI ACCTSPAY 240212
02/12	118.93	BRAINTREE FUNDING 240212 85PV3J
02/12	45.33	PENNMUTUAL 8885 WD ACH IP 240209 10013018
02/13	188,278.54	PRUDENTIAL FINAN VEND PYMT 240213 104813
02/13	101,808.03	LOCKBOX DEPOSIT
02/13	20,306.00	NL ACCTS PAYABLE AP PAYMENT 240212 282883
02/13	10,600.87	BANKCARD MERCH DEP 240212 948907957005015
02/13	8,440.86	WASTE MANAGEMENT DOMTBOA030 240213 9000415897
02/13	7,707.31	BANKCARD MERCH DEP 240212 948907957005015
02/13	7,217.42	RETURN SETTLE RETURN 240213 -SETT-AUTO 2
02/13	6,123.60	PEARL CARROLL & PY02/13/24 240213 00EB77002
02/13	5,636.50	BRIGHTHOUSE PAYMENTS 240212 102CCD041754
02/13	5,142.64	BANKCARD MERCH CHBK 240212 948907957005015
02/13	4,436.60	AMERICAN EXPRESS SETTLEMENT 240213 1046396313
02/13	2,062.71	NFP AP PAYMENT 240212 1010-3938
02/13	1,621.42	COMP CONSULTING AP PAYMENT 240212 4130-1427
02/13	1,327.37	Acrisure, LLC PAYMENTS 240213 000000000298544
02/13	888.03	Marsh and McLenn PAYMENTS 240213 2493425
02/13	513.75	BANKCARD MERCH CHBK 240212 948907957005015
02/13	209.79	LEVEL FOUR INSUR PAYROLL 240213
02/13	125.00	Vallejo CUSD 1 240208 044-001840-0003
02/13	63.49	HomeStreet Bank DIRECT PAY 240212 C000001491
02/13	21.00	NEDASTRA HOLDING EDI PYMNTS 240213 01-301520000071
02/13	19.00	BRAINTREE FUNDING 240213 BM9QWD
02/13	3,340.00	INCOMING WIRE TRANSFER
02/14	198,917.88	(MTS NO.240213008054) Guardian Life In PAYMENTS 240214 1076543
02/14	115,546.89	LOCKBOX DEPOSIT
02/14	69,713.40	AMERICAN INTER02 EDI PYMT 021324 2000004950
02/14	61,677.24	ACS BENEFIT SERV INV PMT 240214
02/14	45,864.10	BANKCARD MERCH DEP 240213 948907957005015
02/14	41,526.51	AMERIPRISE FINAN AFWFACH 240213 240213000000701

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
02/14	37,920.00	AUTO-OWNERS INSU DAILY 240214
02/14	37,162.30	TruStage CMFGL PYMT 240213 0000097458
02/14	23,744.28	Reliance Standar EDI PYMTS 240214 647130525
02/14	18,280.00	BRIGHTHOUSE PAYMENTS 240213 102CCD041787
02/14	12,897.57	Bkly Tech Svcs L ACH 240213 AP0002318977
02/14	8,873.72	IDA - GEN PAYMENTS 240214
02/14	2,409.82	FIVE POINT COMMU PAYMENTS 240213 24901356
02/14	1,794.26	AMERICAN INTER02 EDI PYMT 021324 2000004951
02/14	1,771.13	AMERICAN EXPRESS SETTLEMENT 240214 1046396313
02/14	1,010.64	Relation Insuran Payment 240213
02/14	1,000.00	Relation Insuran Payment 240213
02/14	1,000.00	GOLDEN STATE RSK PAYMENT 240214 V-00041
02/14	628.30	ALERA GROUP INC DIRECT-PAY 240213 65002214
02/14	327.68	BANKCARD MERCH DEP 240213 948907957005015
02/14	231.19	BANKCARD MERCH DEP 240213 948907957005015
02/14	145.27	BRAINTREE FUNDING 240214 29TXZT
02/14	117.05	VS SERVICE 1040 PAYMENTS 240214
02/14	106.35	FCB PAYMENTS 240214 30040
02/14	57.46	BRAINTREE FUNDING 240214 F3MT8P
02/14	50.08	W US HOLDING COM ACH 240214 3524818
02/14	50.00	The Hilb Group Bill.com 240214 016TUMLVZ38TG1L
02/14	41.57	BRAINTREE FUNDING 240214 7YYBD4
02/14	781.77	9265 DBT RETURN - 721039 HOTELSCOM7275651 WA
02/15	75,289.82	ZELIS HEALTHCARE 10611 240215 1018507210611
02/15	65,732.86	LOCKBOX DEPOSIT
02/15	47,188.75	ZELIS HEALTHCARE 10611 240215 1018470910611
02/15	41,184.00	SUN LIFE SLOC VENDOR PMT 240215 425281
02/15	36,609.38	HSBC Bank USA, N 5268266435 240214 3209404
02/15	22,480.00	EBIX INC 2705 REVERSAL 240215 -SETT-DIGI BANK
02/15	16,348.52	INTERNATIONAL PA TRADE PAY 240215
02/15	16,246.86	PREFERRED CARE S PAYMENT 240215 SUPPLIER_CONNEC
02/15	11,404.06	National Western INV PYMT 240215 EBIX 31-0013253
02/15	9,520.85	PREFERRED CARE S PAYMENT 240215 SUPPLIER_CONNEC
02/15	9,062.37	KNIGHTS OF COLUM APD0120240 240215 10012000000764
02/15	8,528.00	National Western INV PYMT 240215 EBIX 51-0030739
02/15	5,330.00	National Western INV PYMT 240215 EBIX 51-0030739
02/15	3,413.61	HEALTHSTREAM INC HSTM 240215 60139
02/15	2,092.30	BUILDERS MUTUAL MISC 240215 EBIX
02/15	1,740.32	AMERICAN EXPRESS SETTLEMENT 240215 5430020156
02/15	1,500.00	PINNACLE OPERATI ECHECKPAY 240214 1000003944
02/15	1,162.82	BANKCARD MERCH DEP 240214 948907957005015
02/15	1,064.37	ELECTROLUX-2122 ACH PAYMNT 021524 1001604547
02/15	750.00	GOODYEAR TIRE PAYMENTS 240215 2124593284
02/15	633.12	AMERICAN EXPRESS SETTLEMENT 240215 1046396313
02/15	613.04	US Administrator VENDORPMT 240215 EBIXIN001
02/15	512.05	TALCOTT-RES LIFE 2404500005 240215 562658356112010
02/15	409.43	Jacobs Co TR PAYMENTS 240215
02/15	150.51	Construction Ins AchBatch 240215 13543744
02/15	119.60	BANKCARD MERCH DEP 240214 948907957005015

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Deposits & Credits (Continued)
Date	Amount	Description
02/15	107.89	BANKCARD MERCH CHBK 240214 948907957005015
02/15	59.95	BANKCARD MERCH DEP 240214 948907957005015
02/15	19.00	BRAINTREE FUNDING 240215 CQ3H6Y
02/15	2,100,842.00	INCOMING WIRE TRANSFER
02/15	1,530.00	(MTS NO.240215008044) 9265 POS CREDIT - ZELLE Zelle*SHERI HORN Visa Direc t CA
02/16	144,892.75	BANKCARD MERCH DEP 240215 948907957005015
02/16	126,580.22	LOCKBOX DEPOSIT
02/16	54,939.57	TD BANK AMCB AP PAYMENT 240215 1000101691
02/16	9,253.92	SAGICOR LIFE INS SAGICORPMT 021624 VEBI001
02/16	3,516.00	BRIGHTHOUSE PAYMENTS 240215 102CCD041843
02/16	2,920.74	Newman Financial FebExp 240216 CTZIUS33
02/16	1,701.82	DEPOSIT
02/16	1,118.91	SUTTER MEDICAL G EBIX 240216
02/16	975.66	AMERICAN EXPRESS SETTLEMENT 240216 1046396313
02/16	899.43	SIMPLICIT - 1245 CORP PAY 240216 EBIX30374
02/16	186.12	The Hilb Group Bill.com 240216 016LOCZFX38X5EF
02/16	150.95	REDIRECT HEALTH VENDOR 240216
02/16	150.95	REDIRECT HEALTH VENDOR 240216
02/16	145.00	Acrisure, LLC PAYMENTS 240216 000000000300391
02/16	101.13	BANKCARD MERCH DEP 240215 948907957005015
02/16	40.50	SEDGWICK COUNTY AP PAYMENT 240216
02/16	22.33	ILLINOIS CEMENT TRADE PAY 240215 03950
02/16	2.80	BRAINTREE FUNDING 240216 9SMH4P
02/20	310,741.21	BANKCARD MERCH DEP 240219 948907957005015
02/20	127,842.32	LOCKBOX DEPOSIT
02/20	112,767.61	BANKCARD MERCH DEP 240216 948907957005015
02/20	78,817.41	LOCKBOX DEPOSIT
02/20	62,506.66	Symetra Fina 02 PAYABLES 240220 EBIINC01
02/20	43,062.70	ALLEGIANCE BENEF PAYABLES 021624 ACCLAMATION SYS
02/20	19,856.79	GUIDANT GLOBAL I PAYABLES 240220 EBIX_CONS_LFG
02/20	13,740.65	LOCKBOX DEPOSIT
02/20	1,767.42	CIM STA 240220 770021975
02/20	1,740.32	AMERICAN EXPRESS SETTLEMENT 240220 5430020156
02/20	1,700.00	Guardian Life In PAYMENTS 240217 1078713
02/20	1,618.58	EDGEWOOD PARTNER VDR INVCES 240220 95865
02/20	1,416.59	AMERICAN EXPRESS SETTLEMENT 240217 1046396313
02/20	1,082.04	EDGEWOOD PARTNER VDR INVCES 240220 95867
02/20	909.48	BANKCARD MERCH DEP 240219 948907957005015
02/20	618.49	EDGEWOOD PARTNER VDR INVCES 240220 95864
02/20	373.91	EDGEWOOD PARTNER VDR INVCES 240220 95862
02/20	295.49	EDGEWOOD PARTNER VDR INVCES 240220 95863
02/20	225.00	Western Growers ECHECKPAY 240216 1000048228
02/20	175.00	EDGEWOOD PARTNER VDR INVCES 240220 95870
02/20	139.04	EDGEWOOD PARTNER VDR INVCES 240220 95866
02/20	128.15	EDGEWOOD PARTNER VDR INVCES 240220 95861
02/20	115.12	BANKCARD MERCH DEP 240216 948907957005015
02/20	105.39	EDGEWOOD PARTNER VDR INVCES 240220 95869
02/20	95.00	PACIFIC LIFE INS ACH 240216 AP0013397554
02/20	81.45	EDGEWOOD PARTNER VDR INVCES 240220 95860

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)
Date	Amount	Description
02/20	28.07	EDGEWOOD PARTNER VDR INVCES 240220 95809
02/20	23.64	EDGEWOOD PARTNER VDR INVCES 240220 95868
02/20	1.55	EDGEWOOD PARTNER VDR INVCES 240220 95859
02/21	191,336.11	LOCKBOX DEPOSIT
02/21	24,247.75	ATHENE LIFE INS. PAYMENTS 240221 287464
02/21	9,324.00	EPCOR Utilities ACH CR 240221 945825
02/21	9,088.20	MSA Worldwide, L PAYMENTS 240220 S20240006039334
02/21	5,376.25	Integrity Market Bill.com 240221 016CKKPZM390FVE
02/21	4,750.00	PENNMUTUAL 8885 WD ACH IP 240220 10013766
02/21	4,200.00	DIVERSIFIED BNFT PAYMENTS 240221
02/21	2,724.00	LTCI PARTNERS, L AP PAYMENT 240220 4020-1123
02/21	1,500.00	LTCI PARTNERS, L AP PAYMENT 240220 4020-1123
02/21	1,388.78	FRATES BENEFITS EBIX 240221 13596960
02/21	900.00	LOMAX SOLUTIONS ACH Pmt 240221 11123173247
02/21	850.00	Integrity Health 0980939-IN 240221 e41161833
02/21	850.00	Integrity Health 0977643-IN 240221 e41142146
02/21	680.00	PComp PY240221 240221
02/21	250.00	UNITED AGENCIESB PC CLEAR 240221 EBIXINC-02
02/21	202.05	BWD GROUP AP PAYMENT 240220 2103-1013
02/21	193.32	ROSE & KIERNAN, AP PAYMENT 240220 5525-1298
02/21	100.00	NFP CA INSURANCE AP PAYMENT 240220 4600-1107
02/21	68.37	National Western INV PYMT 240221 EBIX 51-0030739
02/21	57.46	BRAINTREE FUNDING 240221 K2M5NJ
02/21	23.61	BRAINTREE FUNDING 240221 HQ855T
02/21	21.15	BRAINTREE FUNDING 240221 BBSQ3J
02/22	226,516.00	Guardian Life In PAYMENTS 240222 1080054
02/22	171,050.50	AMERICAN EXPRESS SETTLEMENT 240222 1046396313
02/22	96,904.26	Symetra Fina 02 PAYABLES 240222 EBIINC01
02/22	90,732.25	LOCKBOX DEPOSIT
02/22	54,605.68	ATHENE LIFE INS. PAYMENTS 240222 287503
02/22	17,619.50	NEW YORK LIFE MPP 022224 0991851546
02/22	14,075.64	SECURITY MUTUAL 10987 240221 009021705789771
02/22	13,878.94	PREFERRED CARE S PAYMENT 240222 SUPPLIER_CONNEC
02/22	12,205.91	WASTE MANAGEMENT DOMTBOA030 240222 9000420901
02/22	11,012.45	EDGEWOOD PARTNER VDR INVCES 240222 96088
02/22	6,480.00	SECURITY MUTUAL 10987 240221 009021705788770
02/22	2,010.12	HSBC Bank USA, N 5296256437 240221 3223262
02/22	1,599.00	PREFERRED CARE S PAYMENT 240222 SUPPLIER_CONNEC
02/22	1,545.39	UTICA MUTUAL INS EFT MANUAL 240221 638577
02/22	1,141.96	EDGEWOOD PARTNER VDR INVCES 240222 96084
02/22	1,106.00	Symetra Fina 02 PAYABLES 240222 EBIINC01
02/22	662.50	PRUDENTIAL FINAN VEND PYMT 240222 104813
02/22	559.00	MAI CAPITAL MANA VDR INVCES 240221 95975
02/22	531.00	MICLAIMOPERATING CASH DISB 240222 EBIX
02/22	525.00	UTAH TRANSIT AUT UTA EFT 240222 1455920
02/22	400.00	CAPITAS FINANCIA 20240222 240222 Ebix
02/22	135.35	EDGEWOOD PARTNER VDR INVCES 240222 96086
02/22	87.86	EDGEWOOD PARTNER VDR INVCES 240222 96087
02/22	71.41	BRAINTREE FUNDING 240222 CMWG58

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
02/22	62.33	EDGEWOOD PARTNER VDR INVCES 240222 96085
02/22	14.50	RBC CAPITAL MARK PAYMENTS 240222
02/22	12.46	BRAINTREE FUNDING 240222 4MMNZT
02/22	6,548.24	INCOMING WIRE TRANSFER (MTS NO.240222012231)
02/23	949,551.75	JH LIFFE INS PAYMENT 022324 P10328729
02/23	202,604.16	BANKCARD MERCH DEP 240222 948907957005015
02/23	58,725.10	LOCKBOX DEPOSIT
02/23	41,761.94	BANKCARD MERCH DEP 240222 948907957005015
02/23	28,538.68	FGBS FGBS JPM C 240223 7388
02/23	16,358.33	BANKCARD MERCH DEP 240222 948907957005015
02/23	16,168.00	CITY OF TULSA ACH OP 240222 1295
02/23	10,371.15	Almo Corporation Payment 240223 7250
02/23	7,638.33	MAN LIFE INS PAYMENT 022324 P10328747
02/23	4,247.25	BANKCARD MERCH DEP 240222 948907957005015
02/23	1,806.96	BANKCARD MERCH DEP 240222 948907957005015
02/23	1,545.67	PRICESMART, INC. PAYMENTS 022324 18442-36097
02/23	1,155.00	MIDWESTER - 3662 PAYMENT 022224 EBIXI001
02/23	991.38	BALDWIN RISK PAR DIRECT-PAY 240222 65721627
02/23	869.29	AMERICAN EXPRESS SETTLEMENT 240223 5430020156
02/23	740.00	BROWN & BROWN PAYMENTS 240222 EFT-01591516
02/23	637.47	KNUTSON HOLDINGS CASH CONC 022324 EBIX
02/23	607.70	PATRIOT GROWTH I PAYMENTS 240223 Ebix Inc
02/23	544.38	OSCARMANAGEMENTC EDI PYMNTS 240223 100989072171189
02/23	515.00	MSIS, Inc. ePay 240223
02/23	315.00	Robert W. Baird PAYMENT 240223 0000024103
02/23	135.00	Robert W. Baird PAYMENT 240223 0000024103
02/23	124.22	BRAINTREE FUNDING 240223 C7836Y
02/23	64.00	RETIREMEN - 2327 CORP PAY 240223 EBIX30374
02/23	58.63	GUARANTY CALIF ACH VENDOR 240223
02/23	28.73	BRAINTREE FUNDING 240223 7TQ4KT
02/23	15.00	CHARLES TAY 0428 CORP PAY 240223
02/23	10.67	CONFIE ADMINISTR EDI PYMNTS 240223 0985136-IN
02/23	1.55	EDGEWOOD PARTNER VDR INVCES 240223 96342
02/23	57,400.32	INCOMING WIRE TRANSFER (MTS NO.240223005430)
02/23	12,428.37	INCOMING WIRE TRANSFER (MTS NO.240223009152)
02/23	7,657.50	INCOMING WIRE TRANSFER (MTS NO.240223000128)
02/23	30.16	0298 POS CREDIT - 000001 AMAZON.COM SEATTLE WA
02/26	211,910.83	BANKCARD MERCH DEP 240223 948907957005015
02/26	46,612.55	LOCKBOX DEPOSIT
02/26	35,517.00	UNIVERSAL INSURA ACH 240226 04323
02/26	27,243.06	TRUIST CRP TRUIST CRP 240223 0000403065
02/26	27,081.51	AMERICAN EXPRESS SETTLEMENT 240224 4103304663
02/26	18,100.00	EDWARD JONES EDI PYMNTS 240226 01622055
02/26	13,128.00	NAVY MUTUAL AID PAYABLES 022324 EFT00017952
02/26	12,630.24	ICW Group Coupa Pay 240226 8830675
02/26	2,723.20	DMI MARKETING IN AchBatch 240226 21482657

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
02/26	1,394.00	USAA PAYMENTS 240223 AP0003899343
02/26	850.00	NEUROLOGY PAYABLES 022324 EBIX, INC
02/26	481.53	MERRICK PAYMENT 240226 1003828
02/26	399.62	BANKCARD MERCH DEP 240223 948907957005015
02/26	259.56	Pager Inc MIS 240226
02/26	251.46	COUNTY OF NAPA DIRECT PAY 240226 101081
02/26	190.74	BRAINTREE FUNDING 240226 9R6VK8
02/26	28.34	RISK AND INSURAN Payment 240223 3208
02/26	23.55	BRAINTREE FUNDING 240226 BHM6MY
02/26	8.11	BRAINTREE FUNDING 240226 3B5M9T
02/26	39,333.00	INCOMING WIRE TRANSFER (MTS NO.240226009340)
02/27	140,296.11	LOCKBOX DEPOSIT
02/27	77,240.00	REGIONS BANK AP VEND PYMT 240223 E4400
02/27	34,510.43	EQUITABLE FINANC DIRECT PAY 240227 RG00030931
02/27	20,194.86	BANKCARD MERCH DEP 240226 948907957005015
02/27	17,410.00	Ameritas Life In XO01ACH 240227 XO010000010606
02/27	14,460.02	AMERICAN EXPRESS SETTLEMENT 240227 4103304663
02/27	10,197.93	BANKCARD MERCH DEP 240226 948907957005015
02/27	10,000.00	ZENITH AMERICAN DIRECT-PAY 240226 65917598
02/27	5,533.58	ADVANTEST PAYMENTS 240227 671631
02/27	2,858.00	J. Safra Inc. SAFRA BANK 240227 V00246
02/27	2,858.00	J. Safra Inc. SAFRA BANK 240227 V00246
02/27	2,858.00	J. Safra Inc. SAFRA BANK 240227 V00246
02/27	2,000.00	*LINCOLN NATL INVOICE PY 240227 PMT-208427
02/27	2,000.00	BROWN & BROWN PAYMENTS 240226 EFT-01592180
02/27	1,584.98	Marsh and McLenn PAYMENTS 240227 2496160
02/27	1,584.98	Marsh and McLenn PAYMENTS 240227 2496161
02/27	1,240.71	MARKETING - 5039 CORP PAY 240227 EBIX30374
02/27	434.60	AMERICAN EXPRESS SETTLEMENT 240227 5430020156
02/27	107.00	Hibu Inc AP PAYMENT 240227 036076150
02/27	71.61	BRAINTREE FUNDING 240227 5Q7QDP
02/27	28.73	BRAINTREE FUNDING 240227 6QP3J4
02/27	23.55	BRAINTREE FUNDING 240227 5DS4RD
02/27	19.84	JACK LONDON checking 240227 770021975
02/27	15.57	CIM checking 240227 770021975
02/27	15.57	Studio checking 240227 770021975
02/27	6.56	Nashville Wire Payables 240227 SUP0000360
02/27	145,000.00	INCOMING WIRE TRANSFER (MTS NO.240227006084)
02/27	145,000.00	INCOMING WIRE TRANSFER (MTS NO.240227006085)
02/27	108,166.00	INCOMING WIRE TRANSFER (MTS NO.240227006086)
02/28	50,065.97	LOCKBOX DEPOSIT
02/28	14,400.00	OXFORD LIFE SAP ACH 240228
02/28	11,840.44	STANDARD INSURAN VENDOR PAY 240227 SUPPLIER_CONNEC
02/28	9,274.51	BANKCARD MERCH DEP 240227 948907957005015
02/28	5,996.82	MASSMUTUAL ASCND EFT PYMT 240227 EBIX INC
02/28	3,912.47	BSA VENDORPMT 240228 EBIXIN001

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
02/28	3,516.00	BRIGHTHOUSE PAYMENTS 240227 102CCD042045
02/28	2,534.00	LOCKBOX DEPOSIT
02/28	2,013.00	UNDERWRITERS SAF CORP PAY 240228
02/28	1,902.38	WACKER CHEMICAL PAYMENT 240228
02/28	1,455.56	JH LIFFE INS PAYMENT 022824 P10378968
02/28	1,315.00	DYE ESKIN INC VNDR PYMT 240228 DYEESKIN OTSTND
02/28	1,195.49	DESIGNER BRANDS EDI PYMNTS 240228 35586
02/28	807.00	Arrowood Arrowpoint 240228 V-01103
02/28	462.50	SOUTHEAST IOWA R PAYMENT 240228 SC_SUP001393
02/28	231.00	ARROWHEADGENERAL PAYMENT 240227
02/28	225.14	AMERICAN FAMILY PAYMENT 240227 240227EBIX INC
02/28	157.35	BRAINTREE FUNDING 240228 B4BKWD
02/28	73.50	AMERICAN FI-5415 CORP PAY 240228 EBIX30374
02/28	72.00	ESKENAZI HEALTH ESKENAZI 240227
02/28	63.78	BRAINTREE FUNDING 240228 9V3K5T
02/28	11.98	BRAINTREE FUNDING 240228 9HCWSJ
02/28	522.60	9265 DBT RETURN - 781051 HOTELSCOM7275652 WA
02/28	522.60	9265 DBT RETURN - 761051 HOTELSCOM7275652 WA
02/29	133,233.86	ZELIS HEALTHCARE 10801 240229 1018901410801
02/29	99,886.50	AMERIPRISE FINAN AFWFACH 240228 240228000000701
02/29	89,679.90	FORETHOUGHT LIFE ACH 240228 AP0000080318
02/29	88,108.28	LOCKBOX DEPOSIT
02/29	56,046.83	BANKCARD MERCH DEP 240228 948907957005015
02/29	33,245.50	PACIFIC LIFE INS ACH 240228 AP0013426783
02/29	28,573.05	GA FINANCIAL COM ACH 240228 AP0000080323
02/29	21,420.00	KPLLC7115 CORP PAY 240229
02/29	17,500.00	BROWN & BROWN PAYMENTS 240228 EFT-01593071
02/29	17,500.00	BROWN & BROWN PAYMENTS 240228 EFT-01593072
02/29	11,383.42	Merative US L.P. PAYMENTS 240228 3589
02/29	10,000.00	ZENITH AMERICAN DIRECT-PAY 240228 66154914
02/29	5,100.00	LPL FINANCIAL 022724_LPL 240229 156199
02/29	4,000.00	SelectQuote IS Payment 240229 7366
02/29	2,917.72	Gas South EDI PYMNTS 240229 9180/142691
02/29	2,808.19	Integrity Market Bill.com 240229 016FLTYQW39CBBX
02/29	2,340.00	ATHENE LIFE INS. PAYMENTS 240229 287706
02/29	2,104.60	CompSourceMutual Invoice 240229
02/29	1,785.00	HD MOTOR COMPANY PAYMENT 240229
02/29	1,627.50	BALLARD SP WA PAYMENT 240229 2177
02/29	1,622.96	RUBIOS RESTAURAN PAYABLES 022924 EBIX
02/29	600.03	NATIONAL BROKERA Ven Co 240229 Vendor 11
02/29	600.00	INSURANCE TECH PAYMENT 240229 707
02/29	591.33	LOCKBOX DEPOSIT
02/29	517.69	LOCKBOX DEPOSIT
02/29	484.25	LOCKBOX DEPOSIT
02/29	225.00	Society Insuranc Misc 240229 EBIX
02/29	145.66	BJ’S RESTAURANTS TRADE PAY 240228 EBIXIN
02/29	139.00	Decisely Insuran 0983970IN 240229
02/29	133.00	Goddard Systems EDI PYMNTS 240229 VENDPYMT743
02/29	78.27	BROWN & BROWN PAYMENTS 240228 EFT-01593067
02/29	60.72	P96822 HIGH GROU PAYMENTS 240229

Please See Additional Information on Next Page

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Business Checking w/Interest for XXXXXX-270-5 Continued

Deposits & Credits (Continued)

Date	Amount	Description
02/29	52.61	BRAINTREE FUNDING 240229 78YVWD
02/29	51.60	Excel Industries VENDOR PMT 240229
02/29	47.86	Crane & Co. Corp EDI PYMNTS 240229 67102
02/29	36.50	BROWN & BROWN PAYMENTS 240228 EFT-01593060
02/29	28.73	BRAINTREE FUNDING 240229 8H8VWD
02/29	6.27	Sequoia Living I EDI PYMNTS 240229 00019245

Daily Balance						Current Balance
Date	Balance	Date	Balance	Date	Balance	= 10,162,532.68
02/01	15,571,260.31	02/12	10,752,703.85	02/22	10,371,135.05
02/02	15,498,345.72	02/13	11,118,482.78	02/23	11,679,335.70
02/05	15,799,494.77	02/14	11,792,323.16	02/26	12,068,045.46
02/06	15,987,760.68	02/15	12,754,455.18	02/27	12,803,594.39
02/07	15,973,776.92	02/16	12,193,558.54	02/28	12,847,790.35
02/08	16,548,000.28	02/20	12,609,200.68	02/29	10,162,532.68
02/09	16,529,797.43	02/21	11,260,725.93

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Checking Account Balance Worksheet

Before completing this worksheet, please be sure to adjust your checkbook register balance by

•	Adding any interest earned

•	Subtracting any fees or other charges

1	Your current balance on this statement

$
Current Balance

2	List deposits which do not appear on this statement

Date	Amount	Date	Amount

+ $
Total of 2

3	Subtotal by adding 1 and 2

= $
Subtotal of 1 and 2

4	List outstanding checks, transfers, debits, POS purchases or withdrawals that do not appear on this statement.

Date/ Check No.	Amount	Date/ Check No.	Amount

- $
Total of 4

5	Subtract 4 from 3. This should match your checkbook register balance.

= $
Total

CUSTOMER SERVICE

If you have any questions regarding your account or discover an error, call the number shown on the front of your statement or write to us at the following address:

Citizens

Customer Service Center

P.O. Box 42001

Providence, RI 02940-2001

Change of Address

Please call the number shown at the front of your statement to notify us of a change of address.

DEPOSIT ACCOUNTS ARE NON-TRANSFERABLE

Personal deposit accounts, such as CD’s and savings accounts, cannot be transferred to another person or to a corporate entity.

Citizens is a brand name of Citizens Bank, N.A.  REV 12/22

ELECTRONIC TRANSFERS

In Case of Errors or Questions About Your Electronic Transfers

(For Consumer Accounts Used Primarily for Personal, Family or Household Purposes)

Telephone us at the customer service number provided on Page 1 of this statement or write to us at the customer service address provided as soon as you can, if you think your statement or receipt is wrong or if you need more information about an electronic transfer on the statement or receipt. We must hear from you no later than 60 days after we sent you the FIRST statement on which the error or problem appeared.

•	Tell us your name and account number, if any.

•	Describe the error or the transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.

•	Tell us the dollar amount of the suspected error and, if possible, the date it appeared on your statement or receipt.

•	It will be helpful to us if you also give us a telephone number at which you can be reached in case we need any further information.

For consumer accounts used primarily for personal, family, or household purposes, we will investigate your complaint and will correct any error promptly. If we take more than 10 business days (20 business days if you are a new customer, for electronic transfers occurring during the first 30 days after the first deposit is made to your account) to do this, we will credit your account for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

(For other accounts, we investigate, and if we find we have made an error, we credit your account at the conclusion of our investigation.)

OVERDRAFT LINES OF CREDIT BILLING RIGHTS SUMMARY

What To Do If You Think You Find A Mistake On Your Statement:

If you think there is an error on your statement write to us at the customer service address provided as soon as possible.

In your letter, give us the following information:

•	Account information: Your name and account number.

•	Dollar amount: The dollar amount of the suspected error.

•	Description of Problem: If you think there is an error on your bill, describe what you believe is wrong and why you believe it is a mistake.

You must contact us within 60 days after the error appeared on your statement. You must notify us of any potential errors in writing. You may call us, but if you do we are not required to investigate any potential errors and you may have to pay the amount in question. While we investigate whether or not there has been an error the following are true:

•	We cannot try to collect the amount in question or report you as delinquent on that amount.

•	The charge in question may remain on your statement and we may continue to charge you interest on that amount. But, if we determine that we made a mistake, you will not have to pay the amount in question or any interest or other fees related to that amount.

•	While you do not have to pay the amount in question, you are responsible for the remainder of your balance.

•	We can apply any unpaid amount against your credit limit.

INTEREST CHARGE CALCULATIONS FOR OVERDRAFT LINE OF CREDIT ACCOUNTS BASED ON AVERAGE DAILY BALANCE COMPUTATION METHOD

Calculating your Interest Charge

We calculate the interest charge on your Overdraft Line by applying the Daily Periodic Rate to the Average Daily Balance. Then, we multiply that result by the number of days in the billing cycle in which a balance is owed on your Overdraft Line. This gives us the total interest charge for that billing period.

Calculating your Average Daily Balance

To calculate the average daily balance, we take the beginning balance of you Overdraft Line each day (which does not include any unpaid interest charges or fees), add any new loan advances as of the date of those advances and subtract any payments or credits. This gives us the daily balance. Then, we add all the daily balances for the billing cycle together and divide the total by the number of days in the billing cycle. This gives us the average daily balance of your account.

Credit Bureau Reporting

We may report information about your Overdraft Line to credit bureaus for each joint account holder of your checking account. Late payments, missed payments, or other defaults on your Overdraft Line may be reflected in your credit report. If you believe we have furnished inaccurate or incomplete information to a credit reporting agency, write to us at the consumer service address provided and include your name, address, account number, and description of what you believe is inaccurate or incomplete.

Thank you for banking with Citizens.

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Corporate Business Account Statement

PNC BANK

Page 1 of 3
Account Number: [redacted]2144

For the period 02/01/2024 to 02/29/2024

EBIX INC. #23-80004
DEBTOR IN POSSESSION
1 EBIX WAY
JOHNS CREEK GA 30097-5801

Number of enclosures: 0
Tax ID Number: 77-0021975
For Client Services:
Call 1-800-669-1518

Visit us at PNC.com/treasury

Write to: Treas Mgmt Client Care
One Financial Parkway
Locator Z1-Yb42-03-1
Kalamazoo MI 49009

Account Summary Information

Balance Summary

Beginning balance	Deposits and other credits	Checks and other debits	Ending balance
232,759.85	152,803.24	340,847.21	44,715.88

IMPORTANT ACCOUNT INFORMATION

The information below amends certain information in our Consumer and Business Schedules of Service Charges and Fees and our Features and Fees ("Schedules"). All other information in our Schedules continues to apply to your account. Please read this information and retain it with your records.

Effective February 1, 2024, the Debit and Banking Card Replacement fees of $7.50 will no longer be charged on consumer and business deposit accounts.

IMPORTANT INFORMATION FOR DEBIT CARD CUSTOMERS

Please review the limits below for PNC debit cards. Effective January 9, 2024, subject to available funds, your daily ATM withdrawal limits are as follows:

All Business Products (eligible for a debit card):
> ATM Withdrawal: $1,500

Deposits and Other Credits

Description	Items	Amount
Deposits	0	.00
National Lockbox	0	.00
ACH Credits	0	.00
Funds Transfers In	1	114,405.42
Trade Services	0	.00
Investments	0	.00
Zero Balance Transfers	0	.00
Adjustments	0	.00
Other Credits	3	38,397.82
Total	4	152,803.24

Checks and Other Debits

Description	Items	Amount
Checks	139	338,878.32
Returned Items	0	.00
ACH Debits	0	.00
Funds Transfers Out	0	.00
Trade Services	0	.00
Investments	0	.00
Zero Balance Transfers	0	.00
Adjustments	0	.00
Other Debits	1	1,968.89
Total	140	340,847.21

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	Ebix, Inc PNC Bank Reconciliation February 29, 2024 Bank Ac# 0832 GL# 100350

Date	Description	Amount
2/29/24	Book Balance	($71,058.42)

	2/29 Check 6864 Reversal	(1,000.00)
	Outstanding Checks	127,044.41
	Checks voided and cleared Jan24	($13,786.36)
	Checks voided and cleared Feb24	($1,100.00)

	Returned Checks Nov23	6,050.00
	Returned Checks Jan24 Transfers	450.00
	Fees
	Duplicate Checks Cleared Nov23	(1,883.75)

	Adjusted Book Balance	44,715.88

2/29/24	Bank Balance	44,715.88

	Difference	0.00

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	Ebix, Inc Citizens Main Operating Bank Reconciliation February 29, 2024 Bank A/C #: xxxxxx2705 GL#: 100430; Bank code B

Date	Description	Amount
2/29/24	Book Balance	10,487,727.10

2/29/24	Outstanding Checks	7,009.00
2/29/24	Detailed CR reconciling items prior to current month	80,190.53
2/29/24	PAC	(1,367.00)
2/29/24	Payve Vs AMEX 4663	(71,736.00)

2/29/24	Credit Card Deposits in Transit	(253,443.79)
2/29/24	Detailed AP MC rec items	$3,548.42
2/29/24	OA Rec	($89,397.23)
	immaterial	$1.65

	Adjusted Book Balance	10,162,532.68

2/29/24	Bank Balance	10,162,532.68

	Difference	0.00

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	Ebix, Inc Payroll- Regions Bank Reconciliation February 29, 2024 Bank A/C #: xxxxxx8891 G/L A/C #: 100440

Date	Description	Amount
2/29/24	Book Balance	(2,447.09)

	Outstanding Checks:	4,126.40
	Balance transfer from 100310	(1,681.73)
	Transfers In Transit 3/1 payroll
	Fees
	Unreconciled Difference	2.42

	Adjusted Book Balance	(0.00)

2/29/24	Bank Balance	—

	Difference	(0.00)

71

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Citizens™

US747 | BR558 | 6
ROP 450
P.O. Box 7000
Providence, RI 02940

Commercial Account Statement

Page 1 of 4

Beginning February 01, 2024
through February 29, 2024

Questions? Contact us today:

CALL:
Commercial Account Customer Service
1-800-862-6200

VISIT:
Access your account online:
citizensbank.com

EBIX INC
DEBTOR IN POSSESSION CASE 23-80004
PAYROLL
1 EBIX WAY
JOHNS CREEK GA 30097-5801

New year, new card.
Citizens and Mastercard® are partnering up! We'll let you know when to check your mailbox for your new Debit/ATM card. You'll love the innovative notch design, making it easier to find in your wallet when you need it, and the fact it's 90% recycled plastic.

Mastercard is a registered trademark, and the circles design is a trademark of Mastercard International Incorporated.

EBIX INC
DEBTOR IN POSSESSION CASE 23-80004
PAYROLL
Business Checking w/Interest
XXXXXX-349-3

Business Checking w/Interest for XXXXXX-349-3

Balance Calculation		
Previous Balance		.00
Checks	-	1,932.54
Debits	-	3,794,641.39
Deposits & Credit	+	3,796,573.93
Interest Paid	+	.00
Current Balance	=	.00

Balance	
Average Daily Balance	.00
Interest	
Current Interest Rate	.00%
Annual Percentage Yield Earned	.00%
Number of Days Interest Earned	29
Interest Earned	.00
Interest Paid This Year	.00

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Ebix, Inc

Regions Oakstone

Bank Reconciliation

February 29, 2024

Bank A/C #: 0054206154

G/L A/C #: 100445

Date	Description	Amount	Amount	Amount
		100305	100445	Combined
2/29/24	Book Balance	—	4,801,360.35	4,801,360.35
2/29/24	Wires in transit		20,797.59	20,797.59
2/29/24	Passthrus not posted			0.00
2/29/24	Oakstone deposits in Regions op account		455.40	455.40
2/29/24	Checks in transit		1,204.07	1,204.07
2/29/24	Chargebacks not posted			0.00
2/29/24	CC in transit		(594,206.24)	(594,206.24)
2/29/24	Items in Suspense/posting errors		—
	Unreconciled immaterial		113.91	113.91
	Transfer			—
	Interest Paid		—
	Returned CC?		(444.30)
	Adjusted Book Balance	—	4,229,280.78	4,229,280.78

2/29/24	Bank Balance		4,229,280.78	4,229,280.78
	Difference	—	0.00	0.00

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Ebix, Inc

Checking GL# 100500-0000-00-0000 - TD Bank- # xxxxx xxx6091 (in USD)

Bank Reconciliation

February 29, 2024

Date	Description	Amount	Comments
2/29/24	Book Balance	364.95
	Bank Fees

	Adjusted Book Balance	$364.95

2/29/24	Bank Balance	364.95
	Difference	—

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